UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
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PETROQUEST ENERGY, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
QUESTIONS AND ANSWERS
ELECTION OF DIRECTORS
AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
ADOPTION OF THE AMENDED AND RESTATED 1998 INCENTIVE PLAN
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE
OTHER INFORMATION
COMPENSATION COMMITTEE

PETROQUEST ENERGY, INC.
400 E. Kaliste Saloom Road, Suite 6000
Lafayette, Louisiana 70508
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 14, 2008

Dear Stockholders:
     We cordially invite you to attend our 2008 Annual Meeting of Stockholders. The meeting will be held on Wednesday, May 14, 2008 at 9:00 a.m. (Lafayette time), at the City Club at River Ranch at 221 Elysian Fields Dr., Lafayette, Louisiana 70508. At the meeting we will:
1.	Elect the Board of Directors;

2.	Vote to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000;

3.	Vote to adopt the amended and restated 1998 Incentive Plan;

4.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

5.	Transact any other business as may properly come before the meeting.
     Stockholders who owned our common stock at the close of business on Thursday, March 20, 2008 may attend and vote at the meeting. A stockholders’ list will be available at our offices at 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508 for a period of ten days prior to the meeting. If you cannot attend the meeting, you may vote by mailing the Proxy Card in the enclosed postage-prepaid envelope. Any stockholder attending the meeting may vote in person, even though he or she has already returned a Proxy Card.
     We look forward to seeing you at the meeting.

By order of the Board of Directors,

Daniel G. Fournerat
Executive Vice President, General Counsel,
Chief Administrative Officer and Secretary
Lafayette, Louisiana
April 11, 2008
Please Complete, Sign and Date the Proxy Card as Promptly
as Possible and Return it in the Enclosed Envelope

PETROQUEST ENERGY, INC.
400 E. Kaliste Saloom Road, Suite 6000
Lafayette, Louisiana 70508

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING
     Our Board of Directors is soliciting proxies for the 2008 Annual Meeting of Stockholders to be held on Wednesday, May 14, 2008 at 9:00 a.m. (Lafayette time) at the City Club at River Ranch at 221 Elysian Fields Dr., Lafayette, Louisiana 70508, and at any adjournments or postponements of the meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.
     PetroQuest will pay the costs of soliciting proxies from stockholders. We have engaged McKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of $6,000, plus out-of-pocket expenses. In addition to solicitation by mail and by McKenzie Partners, directors, officers and regular employees may solicit proxies on behalf of PetroQuest, without additional compensation, personally or by telephone. Voting materials, which include the Proxy Statement, Proxy Card and 2007 Annual Report, will be mailed to stockholders on or about April 11, 2008.
QUESTIONS AND ANSWERS
Q:	Who can attend and vote at the meeting?

A:	The Board set March 20, 2008 as the record date for the meeting. You can attend and vote at the meeting if you were a stockholder at the close of business on the record date, March 20, 2008. On that date, there were shares outstanding and entitled to vote at the meeting.

Q:	What proposals will be voted on at the meeting?

A:	Four proposals are scheduled to be voted upon at the meeting:
•	The election of directors;

•	The approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000;

•	The adoption of the amended and restated 1998 Incentive Plan; and

•	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.
Q:	How will the proxies vote on any other business brought up at the meeting?

A:	By submitting your Proxy Card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting. The proxies’ authority to vote according to their judgment applies only to shares you own as a stockholder of record.

Q:	How do I cast my vote?

A:	Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. Instructions for voting by mail are on your Proxy Card. For shares held through a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you provide specific voting instructions, your shares will be voted as you have instructed.

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters. If you hold your shares through a broker, bank or other nominee (typically referred to as being held in “street name”) and you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and the ratification of the appointment of independent auditors. Non-routine matters include the adoption of or amendments to stock incentive plans. See “Vote Required” following each proposal for further information.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends you vote “FOR” each of the nominees to our Board of Directors, “FOR” the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000, “FOR” the adoption of the amended and restated 1998 Incentive Plan and “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Q:	Can I revoke my proxy card?

A:	Yes. You can revoke your proxy card by:
•	Submitting a new proxy card with a later date;

•	Giving written notice before the meeting to our Secretary stating that you are revoking your Proxy Card; or

•	Attending the meeting and voting your shares in person, or notifying our Secretary orally at the meeting of your wish to revoke your proxy.
Q:	Who will count the vote?

A:	The inspector of election will count the vote. PetroQuest’s Secretary will act as the inspector of election.

Q:	What is a “quorum?”

A:	A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority of the outstanding shares as of the record date, present in person or represented by proxy. If you submit a valid Proxy Card or attend the meeting, your shares will be counted to determine whether there is a quorum. Abstentions and broker non-votes also count toward the quorum. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1 — Election of directors.	The six nominees for election as directors at the annual meeting who receive the greatest number of “FOR” votes cast by the stockholders, a plurality, will be elected as our directors.

Proposal 2 — Approval of an amendment to our Certificate of Incorporation.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares outstanding and entitled to vote on the record date.

Proposal 3 — Adoption of the amended and restated 1998 Incentive Plan.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 4 — Ratification of appointment of independent registered public accounting firm.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Q:	What shares are included on my Proxy Card?

A:	Your Proxy Card represents all shares registered to your account in the same social security number and address.

Q:	What does it mean if I get more than one Proxy Card?

A:	Your shares are probably registered in more than one account. You should vote each Proxy Card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.

Q:	How many votes can I cast?

A:	On all matters you are entitled to one vote per share.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of 2008.

Proposal 1
ELECTION OF DIRECTORS
     At the meeting, six directors are to be elected. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The Nominating and Corporate Governance Committee, which consists solely of directors that are independent as defined in the listing standards of the NYSE, recommended the six directors to our Board of Directors. Based on that recommendation, the Board nominated such directors for election at the meeting. The nominees have consented to be nominated and have expressed their intention to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. Only the nominees or substitute nominees designated by the Board will be eligible to stand for election as directors at the meeting.
Nominees
     Certain information regarding the nominees is set forth below:

Name	Age	Position	Director Since
Charles T. Goodson	52	Chairman of the Board, Chief Executive Officer, President and Director	1998
William W. Rucks, IV (1)(2)(3)	50	Director	1999
E. Wayne Nordberg (1)(2)(3)	69	Director	2000
Michael L. Finch (1)(2)(3)	52	Director	2003
W. J. Gordon, III (1)(2)(3)	59	Director	2004
Charles F. Mitchell, II, M.D. (1)(2)(3)	59	Director	2005

(1)	Member, Audit Committee of our Board of Directors.

(2)	Member, Compensation Committee of our Board of Directors.

(3)	Member, Nominating and Corporate Governance Committee of our Board of Directors.
     Charles T. Goodson has served as our Chairman of the Board since May 2000, and has served as our Chief Executive Officer and as a member of our Board of Directors since September 1998. He has also served as our President since July 2004, and previously served in that position from September 1998 to May 2000. From 1995 to 1998, Mr. Goodson was President of American Explorer, L.L.C., a private oil and gas exploration and production company we subsequently acquired. Since 1985, he has served as President and 50% owner of American Explorer, Inc., an oil and gas operating company which formerly operated properties for us. From 1980 to 1985, he worked for Callon Petroleum Company, first as a Landman, then District Land Manager and then Regional Land Manager. He began his career in 1978 as a Landman for Mobil Oil Corporation.
     William W. Rucks, IV has served as a member of our Board of Directors since October 1999. Mr. Rucks has been a private venture capitalist-investor since September 1996. He has served as a director of OMNI Energy Services, Inc., a public oil and gas company, from 1997 to October 2001, and also served as Chairman of the Board from February 2001 to October 2001. He served as President and Vice Chairman of Ocean Energy, Inc. (formerly Flores & Rucks, Inc.), a public oil and gas exploration and development company, from July 1995 until September 1996 and as its President and Chief Executive Officer from its inception in 1992 until July 1995. From 1985 to 1992, Mr. Rucks served as President of FloRuxco, Inc. Mr. Rucks earned a Bachelor of Science in Business Administration from Louisiana State University in 1979.
     E. Wayne Nordberg has served as a member of our Board of Directors since April 2000. He is currently Chairman of Hollow Brook Associates LLC, an SEC registered investment advisor managing or advising investment assets of $1.2 billion. From January 2003 to November 2007, he served as a senior director of Ingalls & Snyder LLC, an NYSE member and registered investment advisor. From 1998 to June 2002, Mr. Nordberg served as Vice Chairman of the Board of KBW Asset Management, Inc. KBW is an affiliate of Keefe, Bruyette, & Woods, Inc., a registered investment advisor offering investment management services to institutions and high net worth individuals. From 1988 to 1998, he served in various capacities for Lord, Abbet & Co., a mutual fund company, including partner and director of their family of funds. Mr. Nordberg is a director of Annaly Capital Management, Inc., and a member of the Financial Analysts Federation and The New York Society of Security Analysts. He

received a Bachelor of Arts in Economics from Lafayette College, Easton, Pennsylvania, where he is a Trustee Emeritus.
     Michael L. Finch has served as a member of our Board of Directors since November 2003. Mr. Finch served as Chief Financial Officer and a member of the Board of Directors of Stone Energy Corporation from 1993 until his retirement in 1999. He was affiliated with Stone in a variety of capacities for nineteen years. Prior to his service with Stone, he was employed by an international public accounting firm in New Orleans, Louisiana. Mr. Finch has been a private investor since 1999. He was licensed as a Certified Public Accountant in 1978, and received a Bachelor of Science in Accounting from the University of South Alabama in 1976.
     W. J. Gordon, III has served as a member of our Board of Directors since January 2004. Mr. Gordon served in various capacities with Conoco Inc. and ConocoPhillips for 32 years until his retirement in 2002, including President of Dubai Petroleum Company (Conoco Middle East subsidiary), President and Managing Director of Conoco Norway, Inc. and Regional Production Manager for Conoco’s Gulf of Mexico and Gulf Coast Region. Currently, he is Vice President of Strategic Planning of the Franciscan Missionaries of Our Lady Health System and serves on the Advisory Board of IberiaBank Corporation and the board of St. Thomas Moore High School Foundation. He is also a founding board member of the Community Foundation of Acadiana. Mr. Gordon served as Captain in the U.S. Army Field Artillery and received a Bachelor of Science in Physics from Southern University in Baton Rouge, Louisiana in 1970.
     Charles F. Mitchell, II, M.D. has served as a member of our Board of Directors since March 2005. Dr. Mitchell is a surgeon and has been senior partner of ENT Medical Center in Baton Rouge, Louisiana since 1985. Previously, he held Board positions with Flores & Rucks, Inc., Ocean Energy, Inc. and Devon Energy Corporation from 1995 to 2005. He also currently serves on the Board of the Mendez Foundation in Tampa, Florida, and is a manager/director of numerous private investments.
Director Independence
     The listing standards of the NYSE require that our Board of Directors be comprised of at least a majority of independent directors. For a director to be considered independent under those standards, the Board must affirmatively determine that the director does not have any direct or indirect material relationship with us.
     Based on this standard, our Board of Directors has affirmatively determined that Michael L. Finch, W. J. Gordon, III, Charles F. Mitchell, II, M.D., E. Wayne Nordberg and William W. Rucks, IV are independent. Messrs. Finch, Gordon and Rucks, and Dr. Mitchell have no relationship with us, except as directors and stockholders. In determining the independence of Mr. Nordberg, the Board considered Mr. Nordberg’s relationship with us as a working interest owner in particular properties operated by us or in which we also hold a working interest. See “Other Information — Certain Relationships and Related Transactions — Working Interest and Overriding Royalty Interest Owners” for a more complete description of this relationship.
Lead Director
     Our Board of Directors has a Lead Director whose primary responsibility is to preside over the executive session of the Board meetings in which management directors and other members of management do not participate. The Lead Director also performs other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. In February 2006, William W. Rucks, IV was designated by the Board to serve in this position.
Communicating with our Board of Directors
     Stockholders and other parties interested in communicating directly with our non-management members of our Board of Directors may do so by writing to Corporate Secretary, PetroQuest Energy, Inc., 400 East Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508. The Board has approved a process for handling letters received by PetroQuest and addressed to non-management members of the Board. Under that process, our Secretary reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he or she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to non-management members of the Board and request copies of any such correspondence. Concerns relating to business ethics, accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.
     Although we do not have a formal policy regarding attendance by members of the Board at our Annual Meeting of Stockholders, we encourage directors to attend and historically they have done so. For example, all of the directors attended the 2006 Annual Meeting and the 2007 Annual Meeting.
Board and Committee Activity, Structure and Compensation
     Our Board of Directors is governed by PetroQuest’s Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, charters of the standing committees of the Board and the laws of the State of Delaware. The Corporate Governance Guidelines and committee charters are available in the Investor Relations section of our website at www.petroquest.com, and are available in print to any stockholder who requests them. In addition to the above governing documents, the Company’s Code of Business Conduct and Ethics that applies to all of our employees, as well as each member of the Board, can also be found in the Investor Relations section of our website at www.petroquest.com, and is available in print to any stockholder who requests them. We intend to post amendments to or waivers from the Code of Business Conduct and Ethics (to the extent applicable to our chief executive officer or chief financial officer) at this location on our website.
     During 2007, our Board of Directors held seven meetings. All directors attended at least 75% of the total meetings of the Board and the committees on which they served. There are currently three standing committees of the Board: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Committee membership and the functions of those committees are described below.
     Audit Committee. The current members of the Audit Committee are Michael L. Finch (Chairman), W. J. Gordon, III, Charles F. Mitchell, II, M.D., E. Wayne Nordberg and William W. Rucks, IV, and the committee met six times during 2007. Our Board of Directors has determined that all of the members of the committee are independent under the listing standards of the NYSE and the rules of the SEC, and that Michael L. Finch is an audit committee financial expert under the rules of the SEC. The committee operates under a written charter adopted by our Board of Directors. The committee assists the Board in overseeing (i) the integrity of PetroQuest’s financial statements, (ii) PetroQuest’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of PetroQuest’s internal auditors (or other personnel responsible for the internal audit function) and independent auditor. In so doing, it is the responsibility of the committee to maintain free and open communication between the directors, the independent auditor and the financial management of PetroQuest. The committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for PetroQuest. The independent auditor reports directly to the committee.
     Compensation Committee. The current members of the Compensation Committee are Michael L. Finch, W. J. Gordon, III, Charles F. Mitchell, II, M.D. (Chairman), E. Wayne Nordberg and William W. Rucks, IV, and the committee met three times during 2007. Our Board of Directors has determined that all of the members of the committee are independent under the listing standards of the NYSE. The committee operates under a written charter adopted by the Board. The committee is responsible for establishing PetroQuest’s compensation policies and monitoring the implementation of PetroQuest’s compensation system for its executives. The committee may delegate any of its responsibilities to subcommittees as the committee deems appropriate, provided the subcommittees are composed entirely of independent directors. The committee’s processes and procedures for determining executive compensation are described below under “Other Information — Compensation Discussion and Analysis.”
     Nominating and Corporate Governance Committee. The current members of the Nominating and Corporate Governance Committee are Michael L. Finch, W. J. Gordon, III (Chairman), Charles F. Mitchell, II, M.D., E. Wayne Nordberg and William W. Rucks, IV, and the committee did not meet during 2007. Our Board of Directors has determined that all of the members of the committee are independent under the listing standards of the NYSE. The committee operates under a written charter adopted by the Board. The committee is responsible for identifying and recommending qualified candidates to the Board for nomination as members of the Board and for recommending to the Board the corporate governance principles applicable to PetroQuest.

     Director Nominations Process. As indicated above, nominating functions are handled by the Nominating and Corporate Governance Committee pursuant to its charter.
     Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board of Directors at our Annual Meeting of Stockholders. Historically, we have not had a formal policy concerning stockholder nominations of individuals to stand for election to the Board, other than the provisions contained in our Bylaws. To date, we have not received any recommendations from stockholders requesting that the Board or the Nominating and Corporate Governance Committee consider a candidate for inclusion among the slate of nominees in our proxy statement, and therefore we believe that no formal policy, in addition to the provisions contained in our Bylaws, concerning stockholder recommendations is needed.
     In addition to stockholder nominations, the Nominating and Corporate Governance Committee may utilize a variety of methods for identifying potential nominees for directors, including considering potential candidates who come to their attention through current officers, directors, professional search firms or other persons. Once a potential nominee has been identified, the Nominating and Corporate Governance Committee evaluates whether the nominee has the appropriate skills and characteristics required to become a director in light of the then current make-up of the Board. This assessment includes an evaluation of the nominee’s judgment and skills, such as experience at a strategy/policy setting level, financial sophistication, leadership, and objectivity, all in the context of the perceived needs of the Board at that point in time. Our Board of Directors believes that at a minimum all members of the Board should have the highest professional and personal ethics and values. In addition, each member of the Board must be committed to increasing stockholder value and should have enough time to carry out his or her responsibilities as a member of the Board.
     Our Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given to our Secretary as described in “Deadline for Receipt of Stockholder Proposals” in this Proxy Statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to the stockholder giving the notice (i) the name and address, as they appear on PetroQuest’s books, of such stockholder and (ii) the class and number of shares of PetroQuest that are beneficially owned by such stockholder and that are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of PetroQuest that are beneficially owned by such person.
     Compensation of Directors. Our employee directors are not separately compensated for their service as directors. Each of our non-employee directors receive an annual retainer fee of $20,000 and an attendance fee of $1,000 for each meeting of the Board of Directors or committee attended. Each non-employee director, upon his initial election to the Board of Directors, is automatically granted a stock option to purchase 50,000 shares of our common stock. In addition, each non-employee director who is re-elected as a non-employee director at our Annual Meeting of Stockholders and who has served PetroQuest as a non-employee director for at least one full calendar year, is granted on the date of such annual meeting a stock option to purchase 20,000 shares of our common stock. These stock options have an exercise price equal to the fair market value of one share of our common stock on such date with a term of ten years and vest over a three year period with one-third of the shares vesting on each of the first, second and third anniversaries of the grant date. In May 2007, Messrs. Finch, Gordon, Nordberg and Rucks, and Dr. Mitchell received stock options to purchase 20,000 shares of our common stock each, at an exercise price of $13.51 per share. The members of our Board of Directors are entitled to reimbursement of their expenses incurred in connection with the attendance at Board and committee meetings in accordance with company policy.

     The following table summarizes the annual compensation for our non-employee directors during 2007.
Director Compensation
for Fiscal Year-End December 31, 2007

	Fees Earned or Paid
	in Cash	Option Awards	Total
Name	($)	($)(1) (2)	($)
Michael L. Finch	29,000	122,380	151,380
W. J. Gordon, III	30,000	122,380	152,380
Charles F. Mitchell, II, M.D.	29,000	139,454	168,454
E. Wayne Nordberg	28,000	121,546	149,546
William W. Rucks, IV	30,000	121,546	151,546

(1)	These amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123R, of awards pursuant to our 1998 Incentive Plan, and thus may include amounts from awards granted both in and prior to 2007. Assumptions used in the calculation of these amounts are included in “Note 4 — Share Based Compensation” to our audited financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the SEC on February 29, 2008. However, as required, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Each of the directors was granted 20,000 stock options in 2007 with a grant date fair value, computed in accordance with FAS 123R, of $157,600. As of December 31, 2007, Messrs. Finch, Gordon, Nordberg and Rucks, and Dr. Mitchell had a total of 100,000, 110,000, 190,000, 200,000 and 90,000 stock options outstanding, respectively.
Vote Required
     The six nominees for election as directors at the annual meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. As a result, abstentions will not be counted in determining which nominees received the largest number of votes cast. Because brokers generally have discretionary authority to vote on the election of directors, broker non-votes are generally not expected to result from the vote on election of directors. Any broker non-votes that may result will not affect the outcome of the election. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.
Board Recommendation
     Our Board of Directors recommends a vote “FOR” all six nominees to the Board.

Proposal 2
AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
     The Board of Directors has adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase our authorized number of shares of common stock from 75,000,000 to 150,000,000.
Background of Proposal
     Under Delaware law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Certificate of Incorporation. Our Certificate of Incorporation currently authorizes the issuance of up to 75,000,000 shares of common stock. However, as of March 20, 2008,          shares of common stock were issued and outstanding, 5,147,734 shares were reserved for issuance upon conversion of our outstanding shares of Series B cumulative convertible perpetual preferred stock, and 7,459,660 unissued shares were reserved for issuance under our 1998 Incentive Plan, leaving approximately          shares of common stock unissued and unreserved. In order to ensure sufficient shares of common stock will be available for issuance by PetroQuest, the Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of shares of such common stock authorized for issuance from 75,000,000 to 150,000,000.
Purpose and Effect of the Amendment
     The principal purpose of the proposed amendment to our Certificate of Incorporation is to authorize additional shares of common stock, which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock splits in the form of stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or the NYSE.
     The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or the NYSE. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.
     The holders of common stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.
     The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of PetroQuest without further action by the stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of PetroQuest more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of PetroQuest.
     The Board of Directors is not currently aware of any attempt to take over or acquire PetroQuest. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

     If the amendment is authorized, the introductory paragraph of Article IV of the Company’s Certificate of Incorporation would be amended and restated in its entirety as follows:
     The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 155,000,000 shares, consisting of: (i) 150,000,000 shares of common stock, par value $.001 per share (the “Common Stock”), and (ii) 5,000,000 shares of preferred stock, par value $.001 per share (the “Preferred Stock”). Shares of any class of capital stock of the Corporation may be issued for such consideration and for such corporate purposes as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine. Each share of Common Stock shall be entitled to one vote.
     The additional shares of common stock to be authorized pursuant to the proposed amendment will be of the same class of common stock as is currently authorized under the our Certificate of Incorporation. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our 1998 Incentive Plan and our outstanding shares of Series B cumulative convertible perpetual preferred stock. If approved, this proposal will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware containing substantially this amendment, which we would do promptly after the annual meeting.
No Appraisal Rights
     Under Delaware law, the Company’s stockholders are not entitled to appraisal rights with respect to the increase to the number of authorized shares of common stock.
Vote Required
     The approval of the amendment to our Certificate of Incorporation requires the affirmative vote of a majority of the shares outstanding and entitled to vote on the record date. As a result, abstentions and broker non-votes will have the same effect as votes against this proposal. Because brokers generally have discretionary authority to vote on increases in authorized common stock for general corporate purposes, broker non-votes are generally not expected to result from the vote on this proposal. For the approval of the amendment to our Certificate of Incorporation, you may vote “FOR” or “AGAINST” or abstain from voting.
Board Recommendation
     Our Board of Directors recommends a vote “FOR” approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000.

Proposal 3
ADOPTION OF THE AMENDED AND RESTATED 1998 INCENTIVE PLAN
General
     Prior to March 5, 2008, PetroQuest maintained the PetroQuest Energy, Inc. 1998 Incentive Plan, as amended and restated effective March 16, 2006. On March 5, 2008, our Board of Directors amended and restated the plan, effective May 14, 2008, and directed that the amended and restated plan be submitted to you, the stockholders, for your approval. The plan was amended and restated to:
•	Increase the number of shares reserved thereunder from (i) the greater of 7,000,000 shares or fifteen percent (15%) of our issued and outstanding shares on the first day of the then-current fiscal quarter to (ii) the greater of 8,000,000 shares or fifteen percent (15%) of our issued and outstanding shares on the first day of the then-current fiscal quarter;

•	Make other conforming changes required or made desirable by recent changes in applicable law and accounting rules, including, but not limited to Section 409A of the Internal Revenue Code of 1986, as amended, and in accordance with our evaluation of current best compensation practices;

•	Continue the amended and restated plan’s term for a period of 10 years from the effective date of May 14, 2008; and

•	Continue the specified performance based criteria for performance units and performance shares.
     The original plan was adopted by our Board of Directors in March of 1998 and approved by a majority of our stockholders at the special meeting of stockholders held on August 21, 1998. The number of shares reserved for issuance under the original plan was 1,800,000. This number was subsequently increased to 2,400,000 shares at the 2000 Annual Meeting of Stockholders on May 23, 2000, and then to the greater of 3,000,000 shares or ten percent (10%) of our issued and outstanding shares on the first day of the then-current fiscal quarter at the 2001 Annual Meeting of Stockholders on May 23, 2001, and then to the greater of 7,000,000 shares or fifteen percent (15%) of our issued and outstanding shares on the first day of the then-current fiscal quarter. As of March 20, 2008, approximately       shares of our common stock were subject to awards granted or issued under the plan, and approximately shares       remained available for future issuance.
     The objectives of the amended and restated plan are to attract and retain selected key employees, consultants and directors, encourage their commitment, motivate superior performance, facilitate their obtaining ownership interests by aligning their personal interests to those of our stockholders and enable them to share in our long-term growth and success. The proposed share increase and other conforming changes will ensure that a sufficient reserve of common stock is available under the amended and restated plan to be able to attract, retain and motivate the best available talent essential to our long-term growth and success.
     The amended and restated plan is a new plan for purposes of the provisions of the Internal Revenue Code, of 1986, or the Code, governing incentive stock options. The amended and restated plan is being submitted for your approval in order to enable us to grant incentive stock options under the amended and restated plan and in order to ensure that options or other incentive awards as determined by the committee granted under the amended and restated plan qualify for an exemption from the limitation on deductibility of compensation under Section 162(m) of the Code.
Summary of the Amended and Restated 1998 Incentive Plan
     The description set forth below summarizes the principal terms and conditions of the amended and restated plan, does not purport to be complete and is qualified in its entirety by reference to the amended and restated plan, a copy of which is attached to this Proxy Statement as Appendix A.
     General. The primary objectives of the amended and restated plan are to:
•	attract and retain selected key employees, consultants and directors;

•	encourage their commitment;

•	motivate superior performance;

•	facilitate attainment of ownership interests in PetroQuest;

•	align personal interests with those of our stockholders; and

•	enable them to share in the long-term growth and success of PetroQuest.
     Shares Subject to Amended and Restated Plan. Effective May 14, 2008, the number of shares reserved under the amended and restated plan will be increased from (i) the greater of 7,000,000 shares or fifteen percent (15%) of our issued and outstanding shares on the first day of the then-current fiscal quarter to (ii) the greater of 8,000,000 shares or fifteen percent (15%) of our issued and outstanding shares on the first day of the then-current fiscal quarter. The number of shares available under both the amended and restated plan and outstanding incentive awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalization or similar transactions, or resulting from a change in applicable laws or other circumstances. The following transactions shall restore, on a one share for one share basis, the number of shares authorized for issuance under the amended and restated plan: (i) a payout of a stock appreciation right, tandem stock appreciation right, restricted stock award, or other stock-based award in the form of cash; (ii) a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a tandem stock appreciation right upon exercise of the related stock option, or the termination of a related stock option upon exercise of the corresponding tandem stock appreciation right) of any shares subject to an incentive award; (iii) payment of an option price with previously acquired shares; provided, however, that the shares authorized for issuance under the amended and restated plan shall not be increased by the number of shares withheld (which would otherwise be acquired on the exercise) as payment of the option price or for tax withholding; and (iv) payment or the withholding of shares for taxes or the purchase price for shares under a restricted stock award; provided, however, the aggregate number of shares that may be issued upon exercise of incentive stock options shall in no event exceed 8,000,000
     During any period that the Company is a publicly held corporation, the following rules shall apply to grants of incentive awards: (i) the maximum aggregate number of shares of common stock (including stock options, stock appreciation rights, restricted stock, performance units and performance shares paid out in shares, or other stock-based awards paid out in shares) that may be granted in any calendar year pursuant to any incentive award held by any individual employee shall be 8,000,000 shares, and (ii) the maximum aggregate cash payout (including stock appreciation rights, performance units and performance shares paid out in cash, or other stock-based awards paid out in cash) with respect to incentive awards granted in any calendar year which may be made to any individual employee shall be $20,000,000.
     In order to address potential stockholder concerns regarding the number of incentive awards we intend to grant in a given year, the committee that administers the amended and restated plan commits to our stockholders that for the next three fiscal years (commencing on January 1, 2008) it will not grant a number of shares subject to incentive awards to employees, consultants or outside directors greater than an average of 3.09% of the number of shares of our common stock that we believe will be outstanding over such three-year period. For the purpose of calculating the number of shares granted in a year, based upon our stock price volatility in 2007, stock awards would count as equivalent to 2.0 option shares.
     Administration. The amended and restated plan is administered by a committee, which is appointed by our Board of Directors, and which consists of not less than two directors, each of whom (i) fulfills the “non-employee director” requirements of Rule 16b-3 under the Securities Exchange Act of 1934, (ii) is certified by the Board as an independent director and (iii) fulfills the “outside director” requirements of Section 162(m) of the Code.
     The committee is authorized to, among other things, select grantees under the amended and restated plan and determine the size, duration and type, as well as terms and conditions (which need not be identical) of each incentive award. The committee also construes and interprets the amended and restated plan and any related incentive agreements. All determinations and decisions of the committee are final, conclusive and binding on all parties. We have agreed to indemnify members of the committee against any damage, loss, liability, cost or expenses arising in connection with any claim, action, suit or proceeding by reason of any action taken or failure to act under the amended and restated plan (including such indemnification for a person’s own sole concurrent negligence or strict liability), except for any such act or omission constituting willful misconduct or gross negligence.
     Eligibility. Our employees, consultants, and outside directors are eligible to participate in the amended and restated plan as determined by the committee.

     Types of Incentive Awards. Under the original plan, the committee was only allowed to grant incentive stock options, “nonstatutory” stock options and stock appreciation rights. Under the amended and restated plan, the committee may grant incentive awards which may be any of the following:
•	incentive stock options as defined in Section 422 of the Code;

•	“nonstatutory” stock options;

•	stock appreciation rights;

•	shares of restricted stock;

•	performance units and performance shares;

•	other stock-based awards; and

•	supplemental payments dedicated to the payment of income taxes.
Incentive stock options and nonstatutory stock options together are called “options.” The terms of each incentive award will be reflected in an incentive agreement between us and the grantee.
     Options. Generally, options must be exercised within 5 or 10 years of the grant date. Incentive stock options may only be granted to employees, and the exercise price of each incentive stock option or nonstatutory stock option may not be less than 100% of the fair market value of a share of our common stock on the date of grant. To the extent that the aggregate fair market value of shares of our common stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, such options must be treated as nonstatutory stock options.
     The exercise price of each option is payable in cash or, in the committee’s discretion, by the delivery of shares of our common stock owned by the optionee, or by withholding shares which would otherwise be acquired on the exercise of the option, or by any combination of the two. The committee has the authority to not permit options to be exercised by the delivery of shares to the extent deemed appropriate to avoid adverse accounting consequences.
     An employee will not recognize any income for federal income tax purposes at the time an incentive stock option is granted, or on the qualified exercise of an incentive stock option, but instead will recognize capital gain or loss upon the subsequent sale of shares acquired in a qualified exercise. The exercise of an incentive stock option is qualified if an optionee does not dispose of the shares acquired by such exercise within two years after the incentive stock option grant date and one year after the exercise date. We are not entitled to a tax deduction as a result of the grant or qualified exercise of an incentive stock option.
     An optionee will not recognize any income for federal income tax purposes, nor will we be entitled to a deduction, at the time a nonstatutory stock option is granted. However, when a nonstatutory stock option is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the nonstatutory stock option, and we will generally recognize a tax deduction in the same amount at the same time.
     Stock Appreciation Rights. Generally, stock appreciation rights must be exercised within 10 years of the grant date. Upon exercise of a stock appreciation right, the holder will receive cash, shares of our common stock, or a combination of the two, as specified in the related incentive agreement, the aggregate value of which equals the amount by which the fair market value per share of our common stock on the date of exercise exceeds the exercise price of the stock appreciation right, multiplied by the number of shares underlying the exercised portion of the stock appreciation right. A stock appreciation right may be granted in tandem with or granted independently of a nonstatutory stock option. Stock appreciation rights will be subject to such terms and conditions as determined by the committee and specified in the incentive agreement.
     Restricted Stock. Restricted stock may be subject to substantial risk of forfeiture, a restriction on transferability or rights of repurchase or first refusal in PetroQuest, as determined by the committee and specified in the incentive agreement. Unless otherwise specified in the incentive agreement, during the period of restriction a grantee will have all other rights of a stockholder, including the right to vote the shares and receive the dividends paid thereon.
     A grantee will not recognize taxable income upon the grant of an award of restricted shares (nor will we be entitled to a deduction) unless the grantee makes an election under Section 83(b) of the Code. If the grantee makes a Section 83(b) election within 30 days of the date the restricted shares are granted, then the grantee will recognize ordinary income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of common stock at the time the award is granted over the purchase price, if any, paid for the shares of common stock. If such election is made and the grantee subsequently forfeits some or all of the shares, then the grantee generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the grantee will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of common stock at the time of such lapse over the original price paid for the shares of common stock, if any. The grantee will have a tax basis in the shares of common stock acquired equal to the sum of the price paid, if any, and the amount of ordinary income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restriction lapse, as is applicable.
     Upon the disposition of shares of common stock acquired pursuant to an award of restricted shares, the grantee will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of common stock and the grantee’s tax basis in the shares of common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period will begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the date after the award is granted if the Section 83(b) election is made.
     We will generally be entitled to a corresponding tax deduction at the time the grantee recognizes ordinary income on the restricted stock, whether by vesting or a Section 83(b) election, in the same amount as the ordinary income recognized by the grantee.
     Performance Units and Performance Shares. Performance units and performance shares may be granted to employees and consultants. For each performance period, the committee will establish specific financial or non-financial performance criteria, the number of performance units or performance shares and their contingent values, which values may vary depending on the degree to which such objectives are met. The committee may establish performance goals applicable to performance shares or performance units based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company will relate to the achievement of predetermined financial objectives for the Company and its subsidiaries on a consolidated basis. Performance criteria for a segment of the Company’s business will relate to the achievement of financial and operating objectives of the segment for which the grantee is accountable. Examples of performance criteria will include one or more of the following pre tax or after tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense, maintenance expenses or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein; stock price performance, sales, costs, production volumes, or reserves added. Individual performance criteria shall relate to a grantee’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance criteria may differ among grantees. The performance criteria need not be based on an increase or positive result and may include for example, maintaining the status quo or limiting economic loss. Generally, a grantee will not recognize taxable income upon the grant performance units and performance shares. Generally, upon the payment of the performance unit or shares, a grantee will recognize compensation as taxable ordinary income, and we will be entitled to a deduction in the same amount at the same time.
     Other Stock-Based Awards. Other stock-based awards are awards denominated or payable in, valued in whole or in part by reference to, shares of our common stock. The committee may determine the terms and conditions of other stock-based awards provided that, in general, the amount of consideration to be received by us shall be either no consideration other than services rendered (in the case of the issuance of shares) or, in the case of an award in the nature of a purchase right, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date. To the extent that the Company is a publicly held corporation and that a stock appreciation right is intended to qualify for the performance-based exception or to the extent it is intended to be exempt from Section 409A of the Code, the exercise price per share of common stock may not be less than 100% of fair market value of a share of common stock on the date of the grant of the stock appreciation right. Payment or settlement of other stock-based awards will be in shares of our common stock or in other consideration as specified by the committee in the incentive agreement.
     Generally a grantee will not recognize any taxable income upon the grant of other stock-based awards. Generally, upon the payment of other stock-based awards, a grantee will recognize compensation taxable as ordinary income, and we will be entitled to a corresponding tax deduction in the same amount and at the same time.
     However, if any such shares or payments are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the grantee will not recognize income and we will not be entitled to a deduction until the restrictions lapse, unless the grantee elects otherwise by filing a Section 83(b) election as described above. The amount of a grantee’s ordinary income and our deduction will generally be equal to the fair market value of the shares at the time the restrictions lapse.
     Supplemental Payments for Taxes. The committee may grant, in connection with an incentive award (except for incentive stock options), a supplemental payment in an amount not to exceed the amount necessary to pay the federal and state income taxes payable by a grantee with respect to the incentive award and the receipt of such supplemental payment. This payment will also be ordinary income to the grantee.
     Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions upon restricted stock or other incentive awards in connection with a “change in control,” certain amounts associated with such incentive awards could, depending upon the individual circumstances of the grantee, constitute “excess parachute payments” under the golden parachute provisions of Section 280G of the Code. Whether amounts constitute “excess parachute payments” depends upon, among other things, the value of the accelerated incentive awards and the past compensation of the grantee.
     Section 409A of the Code generally provides that any deferred compensation arrangement which does not meet specific written requirements regarding (i) timing and form of payouts, (ii) advance election of deferrals and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income are also subject to a 20% excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department) or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, disability pay or death benefits, and may be applicable to certain awards under the amended and restated plan. The Treasury Department has provided guidance on transition issues and final regulations under new Section 409A of the Code. Incentive awards under the amended and restated plan that are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code, as specified in an incentive agreement.
     Generally, taxable compensation earned by “covered employees” (as defined in Section 162(m) of the Code) for options or other applicable incentive awards is intended to constitute qualified performance-based compensation. We should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the committee may determine, within its sole discretion, to grant incentive awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of $1,000,000.
     THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO INCENTIVE AWARDS GRANTED UNDER THE AMENDED AND RESTATED PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE.

MOREOVER, THIS SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE INCENTIVE AWARDS ARE COMPLEX AND DEPENDENT UPON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR RESPECTING INCENTIVE AWARDS.
     Termination of Employment and Change in Control. Except as provided in the applicable incentive agreement, if the grantee’s employment or other service with us is terminated other than due to his death, disability, retirement or for cause, his then vested incentive awards remain exercisable for 90 days after such termination. If his termination is due to disability or death, his vested incentive awards remain exercisable for one year following such termination. On his retirement, his vested incentive awards remain exercisable for six months, except for incentive stock options which by statute may remain exercisable for only up to three months. On a termination for cause, all outstanding incentive awards, whether or not vested, expire at the opening of business on the date of such termination.
     If we undergo a “change in control,” any restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding options and stock appreciation rights become immediately exercisable, and all of the performance shares and performance units and any other stock-based awards become fully vested and deemed earned in full. These provisions could in some circumstances have the effect of an “anti-takeover” defense because they could make a takeover more expensive.
     Incentive Awards Nontransferable. No incentive award may be assigned, sold or otherwise transferred by a grantee, other than by will or by the laws of descent and distribution, or be subject to any encumbrance, pledge, lien, assignment or charge. An incentive award may be exercised during the grantee’s lifetime only by the grantee or the grantee’s legal guardian. However, in the discretion of the committee, the incentive agreement for a nonstatutory stock option may provide that the nonstatutory stock option is transferable to immediate family. The amended and restated plan contains provisions permitting such a transfer if approved by the committee and included in the incentive agreement.
     Amendment and Termination. Our Board of Directors may amend or terminate the amended and restated plan at any time, subject to all necessary regulatory and stockholder approvals. No termination or amendment of the amended and restated plan will adversely affect in any material way any outstanding incentive award previously granted to a grantee without his consent.
Plan Benefits
     Except as set forth below, the grant of incentive awards under the amended and restated plan to employees, consultants and non-employee directors, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the committee. As of the date of this Proxy Statement, except for the grants to non-employee directors described below, there has been no determination by the committee with respect to future awards under the plan. Accordingly, except as set forth below, future awards to employees, consultants and non-employee directors are not determinable.
     Each non-employee director, upon his initial election to the Board of Directors, will automatically be granted a nonstatutory stock option to purchase 50,000 shares of our common stock. In addition, each non-employee director who is reelected as a non-employee director at our annual meeting of stockholders and who has served PetroQuest as a non-employee director for at least one full calendar year, will be granted on the date of such annual meeting a nonstatutory stock option to purchase 20,000 shares of our common stock. These nonstatutory stock options will have an exercise price equal to the fair market value of one share of our common stock on such date with a term of ten years and will vest over a three year period with one-third of the shares vesting on each of the first, second and third anniversaries of the grant date.
Vote Required
     The approval of the adoption of the amended and restated 1998 Incentive Plan requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same effect as votes against this proposal. Because brokers do not have discretionary authority to vote on the adoption of or amendments to stock incentive plans, broker non-votes will not affect the outcome of the vote on this proposal. For the approval of the amendment to the plan, you may vote “FOR” or “AGAINST” or abstain from voting.
Board Recommendation
     The Board of Directors recommends a vote “FOR” the adoption of the amended and restated 1998 Incentive Plan.

Proposal 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
     The Audit Committee has selected Ernst & Young LLP, independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2008. Ernst & Young has served as our independent registered public accounting firm since June 28, 2002. We are asking the stockholders to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2008. Ernst & Young was appointed by the Audit Committee in accordance with its charter.
     In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in PetroQuest’s and our stockholders’ best interests.
     The Audit Committee has approved all services provided by Ernst & Young. Representatives of Ernst & Young plan to attend the annual meeting and will be available to answer appropriate questions. Its representatives also will have an opportunity to make a statement at the meeting if they so desire, although it is not expected that any statement will be made.
Audit and Non-Audit Fees
     The following table sets forth the fees incurred by us in fiscal years 2006 and 2007 for services performed by Ernst & Young LLP:

	2006	2007
Audit Fees(1)	$280,184	$395,070
Audit Related Fees(2)	—	—
Tax Fees(3)	2,100	32,300
All Other Fees(4)	—	—

Total Fees	$282,284	$427,370

(1)	Audit fees are fees we paid to Ernst & Young LLP for professional services related to the audit and quarterly reviews of our financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. In 2007, audit fees included $93,500 related to services provided in connection with the issuance of our Series B cumulative convertible perpetual preferred stock and $17,370 related to reimbursement of out-of-pocket expenses. In 2006, audit fees included $7,500 related to a review of our registration statement on Form S-3 that was filed in February 2006 and $15,684 related to reimbursement of out-of-pocket expenses.

(2)	Audit related fees are fees paid to Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported above under “Audit Fees.”

(3)	Tax fees are fees paid for tax compliance (including filing state and federal tax returns), tax advice and tax planning. Tax fees do not include fees for services rendered in connection with the audit.

(4)	No other fees for professional services were paid to Ernst & Young LLP with respect to the fiscal years ended December 31, 2007 and 2006.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
     The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the categories Audit-Related, Tax and All Other Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.
Audit Committee Report
     The Audit Committee assists our Board of Directors in overseeing (i) the integrity of PetroQuest’s financial statements, (ii) PetroQuest’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence and (iv) the performance of PetroQuest’s internal auditors (or other personnel responsible for the internal audit function) and independent auditor. In so doing, it is the responsibility of the committee to maintain free and open communication between the directors, the independent auditor and the financial management of PetroQuest. The committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for PetroQuest. The independent auditor reports directly to the committee.
     Management is responsible for the preparation, presentation, and integrity of PetroQuest’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of PetroQuest’s system of internal control over financial reporting. PetroQuest’s independent auditor, Ernst & Young LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The independent auditor is also responsible for expressing opinions on management’s assessment of the effectiveness of PetroQuest’s internal control over financial reporting and on the effectiveness of PetroQuest’s internal control over financial reporting. The committee’s responsibility is to monitor and oversee these processes and the engagement, independence and performance of PetroQuest’s independent auditor. The committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditor.
     The committee has met with our independent auditor and discussed the overall scope and plans for their audit. The committee met with the independent auditor, with and without management present, to discuss management’s assessment of the effectiveness of PetroQuest’s internal control over financial reporting and the independent auditor’s opinion about management’s assessment and the effectiveness of PetroQuest’s internal control over financial reporting. The committee also discussed with the independent auditor matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of PetroQuest’s consolidated financial statements and the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3600T.
     Our independent auditor also provided to the committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and the committee discussed with the independent auditor its independence. When considering Ernst & Young’s independence, the committee considered the non-audit services provided to PetroQuest by the independent auditor and concluded that such services are compatible with maintaining the auditor’s independence.

     The committee has reviewed and discussed PetroQuest’s audited consolidated financial statements for the fiscal year ended December 31, 2007 with management and Ernst & Young. Based on the committee’s review of the audited consolidated financial statements and the meetings and discussions with management and the independent auditors, and subject to the limitations on the committee’s role and responsibilities referred to above and in the Audit Committee Charter, the committee recommended to our Board of Directors that PetroQuest’s audited consolidated financial statements be included in PetroQuest’s Annual Report on Form 10-K to be filed with the SEC.
AUDIT COMMITTEE
Michael L. Finch, Chairman
W. J. Gordon, III
Charles F. Mitchell, II, M.D.
E. Wayne Nordberg
William W. Rucks, IV
Vote Required
     The approval of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008 requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions and broker non-votes will have the same effect as votes against this proposal. Because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this proposal. For the approval of the ratification of the appointment of Ernst & Young LLP, you may vote “FOR” or “AGAINST” or abstain from voting.
Board Recommendation
     The Board recommends that you vote “FOR” the ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

OTHER INFORMATION
Principal Stockholders
     The following table presents certain information as of March 20, 2008, as to:
•	each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

•	each director,

•	each executive officer named in the Summary Compensation Table, and

•	all directors and executive officers as a group.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner (2)	Number	Percent of Class
Charles T. Goodson (3)	4,123,895	8.3%
Vaughan Nelson Investment Management, L.P. (4)	3,485,140	7.0%
William W. Rucks, IV (5)	1,107,216	2.2%
E. Wayne Nordberg (6)	889,860	1.8%
Daniel G. Fournerat (7)	430,744	*
Michael O. Aldridge (8)	400,024	*
Arthur M. Mixon, III (9)	352,561	*
Stephen H. Green (10)	247,636	*
Michael L. Finch (11)	157,216	*
W. Todd Zehnder (12)	135,607	*
W. J. Gordon, III (13)	92,500	*
Charles F. Mitchell, II, M.D. (14)	87,886	*
All directors and executive officers as a group (13 persons) (15)	8,215,713	16.1%

*	Less than 1%

(1)	Except as otherwise indicated, all shares are beneficially owned, and the sole investment and voting power is held, by the person named. This table is based on information supplied by officers, directors and principal stockholders and reporting forms, if any, filed with the SEC on behalf of such persons.

(2)	Unless otherwise indicated, the address of all beneficial owners of more than five percent of our shares of common stock set forth above is 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508.

(3)	Includes (i) 4,073,720 shares of common stock directly held by Mr. Goodson and (ii) 50,175 shares of common stock issuable on the exercise of vested options. Mr. Goodson has pledged of the shares of common stock to an investment firm as security for a margin account.

(4)	Based on a Schedule 13G filed on February 14, 2008 by Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) and Vaughan Nelson Investment Management, Inc. (“Vaughan Nelson GP”). The address for both Vaughan Nelson and Vaughan Nelson GP is 600 Travis Street, Suite 6300, Houston, Texas 77002. By reason of investment advisory relationships with the person who owns the shares, Vaughan Nelson may be deemed to be the beneficial owner of the reported shares of common stock. Vaughan Nelson GP, as general partner of Vaughan Nelson, may be deemed the indirect beneficial owner of the reported shares common stock. Both Vaughan Nelson and Vaughan Nelson GP disclaim beneficial ownership of the reported shares of common stock. Vaughan Nelson and Vaughan Nelson GP have sole power to vote or to direct the vote of 1,743,617 shares, sole power to dispose or to direct the disposition of 2,057,400 shares, and shared power to dispose or to direct the disposition of 1,427,740 shares

(5)	Includes (i) 910,000 shares of common stock directly held by Mr. Rucks, (ii) 180,000 shares of common stock issuable on the exercise of vested options and (iii) 17,216 shares of common stock issuable upon the conversion of our Series B cumulative convertible perpetual preferred stock (assuming we do not exercise our right to deliver, in lieu of shares of common stock, cash or a combination of cash and shares of common stock upon conversion).

(6)	Includes (i) 300,000 shares of common stock directly held by Mr. Nordberg, (ii) 39,950 shares directly held by Hollow Brook Associates, LLC Defined Benefit Plan, (iii) 94,950 shares directly held by E. Wayne Nordberg CGM IRA Custodian, (iv) 120,060 shares of common stock directly and indirectly held by Mr. Nordberg’s wife, (v) 10,000 shares of common stock directly held by Mr. Nordberg’s son, (vi) 10,000 shares of common stock directly held by Mr. Nordberg’s daughter, (vii) 64,950 shares of common stock directly held by the Olivia S. Nordberg Trust, (viii) 79,950 shares of common stock directly held by the Anna and Samuel Nordberg Trust and (ix) 170,000 shares of common stock issuable on the exercise of vested options.

(7)	Includes (i) 191,426 shares of common stock directly held by Mr. Fournerat and (ii) 239,318 shares of common stock issuable in the exercise of vested options.

(8)	Mr. Aldridge resigned from his officer positions effective March 5, 2008. Includes (i) 152,841 shares of common stock directly held by Mr. Aldridge and (ii) 247,183 shares of common stock issuable on the exercise of vested options.

(9)	Includes (i) 190,138 shares of common stock directly held by Mr. Mixon and (ii) 162,423 shares of common stock issuable on the exercise of vested options.

(10)	Includes (i) 207,770 shares of common stock directly held by Mr. Green, (ii) 2,995 shares of common stock directly held by Mr. Green’s daughter and (iii) 36,871 shares of common stock issuable on the exercise of vested options.

(11)	Includes (i) 60,000 shares of common stock directly held by Mr. Finch, (ii) 80,000 shares of common stock issuable on the exercise of vested options and (iii) 17,216 shares of common stock issuable upon the conversion of our Series B cumulative convertible perpetual preferred stock (assuming we do not exercise our right to deliver, in lieu of shares of common stock, cash or a combination of cash and shares of common stock upon conversion).

(12)	Includes (i) 79,721 shares of common stock directly held by Mr. Zehnder and (ii) 55,886 shares of common stock issuable on the exercise of vested options.

(13)	Includes (i) 2,500 shares of common stock directly held by Mr. Gordon and (ii) 90,000 shares of common stock issuable on the exercise of vested options.

(14)	Includes (i) 11,000 shares of common stock directly held by Dr. Mitchell, (ii) 70,000 shares of common stock issuable on the exercise of vested options and (iii) 6,886 shares of common stock issuable upon the conversion of our Series B cumulative convertible perpetual preferred stock (assuming we do not exercise our right to deliver, in lieu of shares of common stock, cash or a combination of cash and shares of common stock upon conversion).

(15)	Includes (i) 1,374,295 shares of common stock issuable on the exercise of vested options and (ii) 41,318 shares of common stock issuable upon the conversion of our Series B cumulative convertible perpetual preferred stock (assuming we do not exercise our right to deliver, in lieu of shares of common stock, cash or a combination of cash and shares of common stock upon conversion).

Executive Officers
     Our executive officers serve at the pleasure of our Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of stockholders. All of our executive officers are listed in the following table, and certain information concerning those officers, except for Mr. Goodson, who is also a member of the Board, follows the table:

Name	Age	Position
Charles T. Goodson	52	Chairman of the Board, Chief Executive Officer, President and Director
W. Todd Zehnder	32	Executive Vice President, Chief Financial Officer and Treasurer
Arthur M. Mixon, III	49	Executive Vice President — Exploration & Production
Daniel G. Fournerat	54	Executive Vice President, General Counsel, Chief Administrative Officer and Secretary
Mark K. Stover	46	Executive Vice President — Corporate Development
Stephen H. Green	52	Senior Vice President — Exploration
Dalton F. Smith, III	46	Senior Vice President — Business Development
J. Bond Clement	36	Senior Vice President and Chief Accounting Officer
     W. Todd Zehnder has served as our Executive Vice President, Chief Financial Officer and Treasurer since March 2008. He has also served as our Controller from December 2001 to October 2004, as our Marketing Manager from June 2003 to June 2005, as our Director of Corporate Communications from October 2004 to June 2005, as our Vice President of Corporate Communications from June 2005 to May 2007, as our Vice President of Oil & Gas Marketing from June 2005 to March 2008 and as our Vice President of Corporate Development from May 2007 to March 2008. Prior to joining us in December 2001, Mr. Zehnder served the oil and gas industry for five years with KPMG LLP, where he attained the level of Manager. He earned a Bachelor of Science Degree from Louisiana State University in 1996 and is a member of Independent Petroleum Association of America, the Louisiana Oil & Gas Association, and the American Institute of Certified Public Accountants.
     Arthur M. Mixon, III has served as our Executive Vice President — Exploration & Production since May 2006. He also served as our Senior Vice President-Operations from January 2001 to May 2006. From 1981 to 2001, Mr. Mixon accumulated twenty years of experience with BP Amoco PLC, a public petroleum and petrochemical company, in a variety of engineering, supervisory and management positions in the United States, Trinidad and Tobago, and Venezuela. He most recently served as Drilling and Completions Manager-Deepwater Production Business Unit for BP Amoco PLC in Houston, Texas. Mr. Mixon is a Registered Professional Engineer and a member of the Society of Petroleum Engineers, and was 1999 Chairman of the Latin America Drilling Safety Initiative. Mr. Mixon received a Bachelor of Science Degree in Petroleum Engineering from Louisiana State University in 1980.
     Daniel G. Fournerat has served as our Executive Vice President and Chief Administrative Officer since May 2006, as our General Counsel since April 2001 and as our Secretary since May 2001. He also served as a member of our Board of Directors from September 1998 to October 2001 and as our Senior Vice President from April 2001 to May 2006. Mr. Fournerat served as our outside counsel from September 1998 to April 2001. He is an attorney-at-law who practiced oil and gas law with the Onebane Law Firm, a Lafayette, Louisiana law firm, from 1977 to April 2001. Mr. Fournerat earned a Bachelor of Science Degree in Accounting from McNeese State University in 1974 and a Juris Doctorate Degree from Louisiana State University in 1976.
     Mark K. Stover has served as our Executive Vice President — Corporate Development since June 2007. He also served as our Senior Vice President — Business Development from May 2006 to June 2007, Vice President — Exploration from June 2005 to May 2006 and as our Exploration Manager from December 2002 to June 2005. Prior to joining us, Mr. Stover worked as a consultant from July 2002 to December 2002, as Exploration Manager for Endeavor Exploration from August 2001 to July 2002 and as a lead geophysicist for Newfield Exploration from 1994 to 2001. Mr. Stover earned a Bachelor of Science in Geology from Waynesburg College in 1984 and a Masters of Science in Geophysics from Wright State University in 1986.
     Stephen H. Green has served as our Senior Vice President — Exploration since December 2001. From September 1999 to December 2001, he served first as our Business Development Manager and then as Vice President-Exploration. Mr. Green served as Vice President of Exploration for Ocean Energy, Inc., a public oil and gas development company, from September 1995 to April 1999. Mr. Green earned a Bachelor of Science in

Geology from the University of South Alabama in 1978 and a Masters of Science Degree in Geology from the University of Louisiana Lafayette in 1980.
     Dalton F. Smith, III has served as our Senior Vice President — Business Development since March 2008. He also served as our Senior Vice President — Land & Acquisitions from May 2006 to March 2008, our Senior Vice President — Business Development & Land from September 2001 to May 2006 and as our Vice President — Business Development & Land from March 2001 to September 2001. From March 1998 to September 1999, Mr. Smith first served as Land Manager — Gulf of Mexico Shelf for Unocal Corporation, a major independent oil and gas exploration and production company. From September 1999 to March 2001, Mr. Smith’s managerial oversight was expanded to include all of Unocal’s lower 48 onshore land activities in addition to the Gulf of Mexico Shelf. Prior to his employment with Unocal, Mr. Smith served fourteen years with Mobil Oil Corporation. Mr. Smith earned a Bachelor of Science in Petroleum Land Management from the University of Louisiana of Lafayette in 1984 and is a certified professional landman.
     J. Bond Clement has served as our Senior Vice President and Chief Accounting Officer since March 2008. He has also served as our Controller from October 2004 until March 2008, as a Vice President from May 2006 to August 2007 and as our Vice President of Finance from August 2007 to March 2008. Prior to joining us in October 2004, Mr. Clement served in a variety of finance and accounting related management positions at Stone Energy Corporation from 1997 to 2004, including most recently as Controller, and at Freeport-McMoRan Inc. from 1996 to 1997. From 1993 to 1996, Mr. Clement worked at Arthur Andersen LLP primarily serving energy related clients. Mr. Clement earned a Bachelor of Science Degree in Accounting, Cum Laude, from Louisiana State University in 1993 and is a Certified Public Accountant.

Compensation Discussion and Analysis
     Compensation Philosophy and Objectives. Our philosophy in establishing executive compensation policies and practices is to align each element of compensation with our short-term and long-term strategic objectives, while providing competitive compensation that enables us to attract and retain top-quality executive talent.
     The primary objectives of our compensation policies and practices for our named executive officers, which consist of our CEO and our CFO, as well as our other three most highly compensated executive officers, for the fiscal year-end December 31, 2007, are to:
•	Attract, retain, motivate and reward highly qualified and competent executives who have extensive oil and gas industry experience through a mix of base salary, annual cash incentives and long-term equity incentives that recognize individual and company performance; and

•	Provide incentives to increase and maximize stockholder value by:
•	Emphasizing equity-based compensation to more closely align the interests of executives with those of our stockholders;

•	Structuring short-term compensation contingent upon the achievement of performance measures intended to reward performance year over year that we believe creates stockholder value in the short-term and over the long-term; and

•	Designing each component of executive compensation to be competitive with the compensation practices of oil and gas industry peer companies.
     We have adopted this philosophy because we believe that it is critical to our continued success and the achievement of our short-term and long-term goals and objectives as a company for our stockholders.
     Administration. Our executive compensation program is administered by the Compensation Committee of our Board of Directors in accordance with the committee’s charter and other corporate governance requirements of the SEC and the NYSE.
     The committee has directly engaged and will engage, from time to time, compensation consultants familiar with the oil and gas industry to advise the committee regarding certain compensation issues. The assignments of the consultants are determined by the committee, although management may have input into these assignments.
     The committee determines the total compensation of the CEO and the nature and amount of each element of CEO compensation. The CEO plays a key role in determining executive compensation for the other named executive officers. The CEO attends the meeting of the committee regarding executive compensation and discusses his recommendations with the committee, including his evaluation of the performance of the other named executive officers in arriving at his recommendations, which are based on his direct evaluation of such executives, after receiving input from the peers of such executives and others, if necessary. These recommendations are considered by the committee, along with other relevant data, in determining the base salary, annual cash incentives, long-term equity incentives, and benefits and perquisites for such executives.
     PetroQuest’s Compensation Program. Based on and consistent with the philosophy and objectives stated above, PetroQuest’s current executive compensation program and its historical programs and practices consist of the following elements:
•	Base salary;

•	Annual cash incentive awards;

•	Long-term equity incentive awards;

•	Post-employment benefits; and

•	Benefits and perquisites.
     We have chosen these elements to remain competitive in attracting and retaining executive talent and to provide strong incentives for consistent high performance with current and potential financial rewards. We pay base salaries as compensation that is fixed and not contingent at a level we think sufficient to be competitive in order to attract and retain highly experienced executive officers who have extensive experience in the oil and gas industry. Actual total compensation and each element of compensation are intended to be fixed within a range that approximates or targets the salaries, annual cash incentives, long-term incentive compensation and total compensation of executive officers within the upper quartile of our peers, as identified and determined by the committee from time to time with the assistance of its compensation consultants, but the committee maintains flexibility to deviate from these practices for individual circumstances. We provide employee benefits such as health, dental and life insurance at no cost to the named executive officers pursuant to plans that are generally available to our employees.
     The amount of additional incentive and reward compensation that the named executive officers are eligible to receive is contingent and may not provide any actual compensation depending upon how well or poorly the business performs, and based on the performance of the individual executive. We think our mix of compensation instills in our executives the importance of achieving our short-term and long-term business goals and objectives and thereby increasing stockholder value.
     We use benchmarking as a tool for determining the appropriate base salaries, annual cash incentives, long-term equity incentives and other financial benefits that comprise the total compensation for the named executive officers. However, this tool is subject to the committee’s overall determination as to the appropriate level of compensation for each named executive officer considering all the relevant factors and circumstances, including our business climate and environment, and is otherwise consistent with our compensation philosophy and objectives.
     In evaluating the data assimilated from peer companies, the committee takes into account differences in the size of individual peer companies. In 2006 and 2007, Cogent Compensation Partners, Inc., the independent compensation consultant engaged by the committee, provided the committee with executive compensation data as part of its comparative process. The committee used the data as a basis to include both smaller and larger companies in the peer group similar to the method used by the investment community in comparing the company to peer companies. The committee, in monitoring the peer industry practices, may make modifications to the peer group from time to time due to consolidations within and for new companies entering the oil and gas exploration and production industry, or for other reasons. The committee will continue to monitor the appropriateness of the peer group and the relative measures drawn from the process with the primary objective of utilizing a peer group that provides the most appropriate comparison to the company as part of the committee’s competitiveness evaluation.
     Consistent with our total executive compensation philosophy set forth above, in setting executive compensation the committee considers the total compensation payable to a named executive officer and each form of compensation. The committee seeks to achieve a balance between immediate cash rewards for the achievement of annual company-wide objectives and individual objectives, and long-term incentives that vest over time and that are designed to align the interests of our named executive officers with those of our stockholders.
     The committee determines the size and relative size of each element of compensation based primarily on:
•	the achievement of company performance goals based on our strategic plan and annual business plan;

•	market practices determined from benchmarking data from our peer group; and

•	individual performance.
     The percentage of compensation that is contingent incentive compensation typically increases in relation to an executive’s responsibilities within the company, with contingent incentive compensation for more senior executives being a greater percentage of total compensation than for less senior executives. The committee believes that making a significant portion of an executive’s incentive compensation contingent on long-term stock price performance more closely aligns the executive’s interests with those of our stockholders.
     The committee also compares our CEO’s compensation with that of the other named executive officers in order to determine an appropriate level of compensation based on benchmarking data from peer companies and to otherwise confirm that it is appropriate based on all relevant factors and circumstances.
     Additional details regarding each element of our executive compensation program are as follows:
     Base Salaries. The base salary range for each executive officer was established in 2006 within a range established as a result of an executive compensation study undertaken by the committee with the assistance of its independent compensation consultant. The base salaries for named executive officers remained constant during 2007, but were adjusted effective March 1, 2008 based on a periodic review by the committee in early 2008, as described below. The base salary takes into consideration the individual titles, duties, responsibilities, scope of control and accountability for each position and the current and anticipated competitive environment of the oil and gas industry in general, and exploration and production companies in particular. Actual salaries are intended to be set within a range that approximates or targets the salaries of executive officers serving in similar positions in companies that are within the upper quartile of our peers, as identified and determined by the committee from time to time with the assistance of its compensation consultants, but the committee maintains flexibility to deviate from these practices for individual circumstances.
     The committee approves all increases in base salary for our named executive officers in advance. The committee reviews salaries of executive officers at periodic intervals and awards increases, as appropriate, generally at twelve- to fifteen-month intervals. In assessing the amount and timing of salary adjustments the committee considers individual performance, changes in functions and responsibilities, if any, competitive salaries and peer comparisons, and relative positions within the company. Base salaries for all named executive officers for 2007 and 2008 are shown in the “Salary” column and the footnote thereto of the Summary Compensation Table.
     Annual Cash Incentive Compensation. The named executive officers are each eligible for consideration for annual cash incentive compensation awards under the PetroQuest Energy, Inc. Annual Cash Bonus Plan, as adopted May 16, 2006, as amended. The Annual Cash Bonus Plan links annual cash incentive compensation to achievement of our short-term business objectives and stockholders’ interests as a whole.
     Under the Annual Cash Bonus Plan, the committee establishes objective performance measures, thresholds and goals for each calendar year. For 2007, the committee adopted nine objective performance criteria, including stock price performance, stock price performance in relation to a peer group selected by the committee, growth in earnings per share, growth in cash flow per share, increase in net asset value per share, production growth, drilling success rate, reserve replacement ratio and authority for expenditure performance. In order to assess and evaluate annual company performance the committee, pursuant to the terms of the Annual Cash Bonus Plan, assigned relative point values to each of the criteria totaling 75 points, set minimum and maximum performance thresholds for each of the criteria and reserved an additional 25 discretionary points for consideration by the committee, all as set forth in the Annual Cash Bonus Plan.
     The committee has established, under the Annual Cash Bonus Plan, minimum, target and maximum potential annual bonuses for the named executive officers. The minimum bonus for the CEO, each Executive Vice President and each Senior Vice President is zero, the target bonus for the CEO, each Executive Vice President and each Senior Vice President is 100% of base salary, the maximum bonus for the CEO is 150% of base salary, the maximum bonus for each Executive Vice President is 135% of base salary and the maximum bonus for each Senior Vice President is 125% of base salary, provided that in each year each Executive Vice President and Senior Vice President is eligible for consideration for a maximum bonus based strictly on exemplary and extra-ordinary individual performance equal to 150% of base salary.
     In effectuating the Annual Cash Bonus Plan, the committee determines the total points earned under the Annual Cash Bonus Plan for each plan year, and applies the percentage to the total of the target amounts for each executive officer and company employee to determine the amount generally available for distribution under the Annual Cash Bonus Plan. Individual cash bonus awards for the CEO and the other named executive officers are then determined, up to the maximum bonus, based on individual performance as determined by the committee, after receipt of an evaluation by and consultation with the CEO.
     Annual cash incentive awards attributable to the company’s and individual performance in 2007 were determined by the committee and distributed in March 2008. For 2007, the committee determined that the company achieved 90 of the 100 points available under the Annual Cash Bonus Plan.
     Long-Term Equity Incentive Compensation. The committee provides stock or equity incentives and rewards to executive officers in order to link the executive’s long term interests to those of our stockholders and to encourage stock ownership by executives as a means of aligning the executives’ long terms interests with those of our stockholders.
     The PetroQuest Energy, Inc. 1998 Incentive Plan, as amended and restated effective March 16, 2006, which was approved by our stockholders in May 2006 and is also the subject of Proposal 3 in this Proxy Statement, provides for grants of stock options, restricted stock, performance-based awards and other stock-based awards to our CEO, other named executive officers and other employees. The committee believes that the stock option awards and restricted stock awards granted under the 1998 Incentive Plan provide a significant link between the compensation of the named executive officers and other employees on the one hand and PetroQuest’s long-term goals and stockholders’ interests on the other.
     The committee exercises its discretion each year in determining the mix between and among awards of incentive stock options, non-qualified stock options and restricted stock. In 2006 and 2007, the committee determined the amount of compensation to be distributed in long-term equity incentive awards for named executive officers based on a multiple of base salary and then allocated the awards between incentive stock options, non-qualified options and restricted stock after consultation with its independent compensation consultant.
     In 2007, the committee set awards for the CEO at 200% of base salary, for the Executive Vice Presidents at 150% of base salary and for the Senior Vice Presidents at 85% of base salary, and allocated the awards as follows: 60% of the current value of the awards were delivered in incentive stock options and non-qualified stock options and 40% of the current value of the awards were delivered in restricted stock.
     In 2008, the committee set awards for the CEO at 300% of base salary, for the Executive Vice Presidents at 225% of base salary and for the Senior Vice President who is a named executive officer at 100% of base salary, and allocated the awards as follows: for the CEO and the Executive Vice Presidents: 60% of the current value of the awards were delivered in incentive stock options and non-qualified stock options and 40% of the current value of the awards were delivered in restricted stock; and for the Senior Vice President who is a named executive officer, 30% of the current value of the awards were delivered in incentive stock options and non-qualified stock options and 70% of the current value of the awards were delivered in restricted stock.
     Stock Options. As part of its executive compensation program, the committee, in the exercise of its discretion, annually considers awards of stock options to executive officers and other key management employees. The exercise price of stock options is based on the fair market value of a share of our common stock on the date of grant, which, under our 1998 Incentive Plan, is the closing sales price on the immediately preceding business day of a share of our common stock as reported on the NYSE.
     Historically and currently, stock options granted under the 1998 Incentive Plan vest ratably on the first, second and third anniversaries of the grant date so that the options are fully vested after three years. Stock option grants are available for exercise for ten years from the date of grant. Since stock options are priced at fair market value, the options will only have value to the grantee if the market price of our common stock increases after the grant of the option. Outstanding options that have not vested are forfeited when active service with PetroQuest terminates, except in the event of death or disability.
     Restricted Stock. In February 2007 and March 2008, the committee awarded the named executive officers and our other employees restricted stock pursuant to the terms of the 1998 Incentive Plan, and it is anticipated that the committee will continue to consider and make such awards to named executive officers annually under the 1998 Incentive Plan. Transfer restrictions on restricted stock will lapse as to 25% of the restricted shares on each of the first, second, third and fifth anniversaries of the grant date, so that the transfer restrictions on 100% of the restricted shares will lapse after five years. Restricted stock still subject to transfer restrictions will be forfeited when active service with the company terminates, except in the case of death, disability, or retirement.
     Post-Employment Benefits. We have entered into employment and termination agreements with our executive officers which provide for the payment of severance and other post-termination benefits depending on the nature of the termination, including, severance payments in the event of a termination following a “change in control.” The committee believes that the terms and conditions of these agreements are reasonable and assist us in retaining the executive talent needed to achieve our objectives. In particular, the termination agreements, in the event of a “change in control,” help executives focus their attention on the performance of their duties in the best interests of the stockholders without being concerned about the consequences to them of a change in control and help promote continuity of senior management. Information regarding the specific payments that are applicable to each termination event, as well as the effect on unvested equity awards, is provided under the heading “— Named Executive Officer Compensation — Employment Agreements and Potential Benefits Upon Termination or Change-in-Control” below.
     Benefits and Executive Perquisites. As executives and employees of PetroQuest, the named executive officers are eligible to participate in the health, dental, short-term disability and long-term disability insurance plans and programs provided to all company employees, but at no cost to the named executive officers. We also provide each named executive officer with term life insurance equal the executive’s base salary, subject to a $250,000 limit, under a company-sponsored plan at no cost to the executive. Named executive officers are also eligible to participate in our 401(k) plan, which is generally available to all of our employees. For those who participate, we contribute matching payments of up to 4.5% of the contributions by the named executive officer to the plan. Named executive officers also receive annual paid vacation time, sick leave, holidays and bereavement days, and are eligible to receive reimbursement of the monthly cost of a local industry-related social and professional club.
     Impact of Accounting and Tax Treatments. Section 162(m) of the Internal Revenue Code limits tax deductions for certain executive compensation over $1 million. Certain types of compensation are deductible only if performance criteria are specified in detail, and stockholders have approved the compensation arrangements. The restricted stock awards to named executive officers do not qualify as performance-based under Section 162(m). The committee remains aware of these provisions and may in the future determine to make restricted stock grants whereby all or any of such awards may qualify for deductibility, but the committee has not yet adopted a formal policy with respect to qualifying compensation paid to the named executive officers for an exemption from this limitation on deductibility imposed by this section.
     On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final regulations have not yet become effective, we believe that we are operating in good faith compliance with the statutory provisions which were effective January 1, 2005.
     Other Compensation Matters. We have not formally adopted a provision that would allow recovery of compensation in any form that was paid or granted to executive officers based on reporting of inaccurate financial results. However, it is the stated intention of the Board of Directors and senior management that to the extent any executive is complicit in fraudulent actions that substantially contributed to any misstatement of financial statements that requires a restatement, we will pursue all appropriate remedies to recover the amount of any compensation paid or granted to said individual to the extent the compensation paid or granted exceeds the amount that would have been paid or granted to said individual based on the restated financial statements.
Compensation Committee Report
     The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based upon such review and discussions, and such other matters deemed relevant and appropriate by the committee, the committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in PetroQuest’s Proxy Statement for its 2008 Annual Meeting of Stockholders.
COMPENSATION COMMITTEE
Charles F. Mitchell, II, M.D., Chairman
Michael L. Finch
W. J. Gordon, III
E. Wayne Nordberg
William W. Rucks, IV
Compensation Committee Interlocks and Insider Participation
     Michael L. Finch, W. J. Gordon, III, Charles F. Mitchell, II, M.D., E. Wayne Nordberg and William W. Rucks, IV served on the Compensation Committee in 2007. No member of the committee has served as one of our officers or employees at any time. None of our executive officers serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

Named Executive Officer Compensation
     Summary Compensation Table. The following table summarizes the compensation of our principal executive officer and our principal financial officer, as well as our other three most highly compensated executive officers, for the fiscal years ended December 31, 2007 and 2006. We refer to these individuals throughout this proxy statement as the “named executive officers.”
Summary Compensation Table
for Fiscal Years Ended December 31, 2007 and 2006

						Non-Equity
						Incentive
						Plan	All Other
				Stock	Option	Compen-	Compen-
Name and		Salary	Bonus	Awards	Awards	sation	sation		Total
Principal Position	Year	($)(1)	($)(2)	($)(3)	($)(3)	($)(4)	($)		($)
Charles T. Goodson	2007	400,000	0	1,117,271	510,456	360,000	28,103	(5)	2,415,830
Chief Executive Officer	2006	400,000	0	508,334	154,135	320,000	30,418		1,412,887
& President

Arthur M. Mixon, III	2007	287,000	0	677,213	291,313	258,300	27,916	(6)	1,541,742
Executive Vice President –	2006	250,625	0	547,093	259,470	230,000	25,133		1,312,321
Exploration & Production

Daniel G. Fournerat	2007	270,000	0	637,101	274,065	243,000	23,165	(7)	1,447,331
Executive Vice President, General	2006	240,000	0	514,688	296,498	216,000	22,790		1,289,976
Counsel, CAO & Secretary

Stephen H. Green	2007	225,000	0	506,003	183,337	180,000	1,291,485	(8)	2,385,825
Senior Vice President –	2006	209,791	0	428,905	95,353	162,000	864,649		1,760,698
Exploration

Michael O. Aldridge (9)	2007	272,000	0	641,822	276,084	244,800	26,724	(10)	1,461,430
Former Executive Vice President,	2006	241,250	0	518,500	123,580	177,000	23,814		1,084,144
Chief Financial Officer & Treasurer

(1)	Effective March 1, 2008, the annual base salaries of Messrs. Goodson, Mixon, Fournerat and Green were increased to $500,000, $338,000, $325,000 and $248,000, respectively.

(2)	No bonus was paid to a named executive officer other than as part of a non-equity incentive plan.

(3)	The amounts in the “Stock Awards” and “Option Awards” columns reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2006 and 2007, in accordance with FAS 123R, of awards pursuant to our 1998 Incentive Plan, and thus may include amounts from awards granted both in and prior to 2006. Assumptions used in the calculation of these amounts are included in “Note 4 – Share Based Compensation” to our audited financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the SEC on February 29, 2008. However, as required, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(4)	The amounts in the “Non-Equity Incentive Plan Compensation” column reflect cash awards earned under our Annual Cash Bonus Plan. See “– Compensation Discussion and Analysis – PetroQuest’s Compensation Program – Annual Cash Incentive Compensation” above for a description of the Annual Cash Bonus Plan.

(5)	Amount for Mr. Goodson includes (i) $3,750 in matching contributions made by us under our 401(k) plan, (ii) $13,617 in medical and dental insurance premiums paid by us on his behalf, (iii) $1,482 in life insurance premiums paid by us on his behalf, (iv) $1,192 in organization dues and (v) $8,062 of temporary housing expenses in New York city reimbursed by us.

(6)	Amount for Mr. Mixon includes (i) $11,625 in matching contributions made by us under our 401(k) plan, (ii) $13,617 in medical and dental insurance premiums paid by us on his behalf, (iii) $1,482 in life insurance premiums paid by us on his behalf and (iv) $1,192 in organization dues.

(7)	Amount for Mr. Fournerat includes (i) $11,104 in matching contributions made by us under our 401(k) plan, (ii) $9,387 in medical and dental insurance premiums paid by us on his behalf and (iii) $1,482 in life insurance premiums paid by us on his behalf and (iv) $1,192 in organization dues.

(8)	Amount for Mr. Green includes (i) $11,625 in matching contributions made by us under our 401(k) plan, (ii) $13,617 in medical and dental insurance premiums paid by us on his behalf, (iii) $1,413 in life insurance premiums paid by us on his behalf, (iv) $1,192 in organization dues and (v) $1,263,638 of revenues in connection with overriding royalty interests. See “– Certain Relationships and Related Transactions – Working Interest and Overriding Royalty Interest Owners” for a description of the overriding royalty interests.

(9)	Mr. Aldridge resigned from his officer positions effective March 5, 2008.

(10)	Amount for Mr. Aldridge includes (i) $11,625 in matching contributions made by us under our 401(k) plan, (ii) $13,617 in medical and dental insurance premiums paid by us on his behalf and (iii) $1,482 in life insurance premiums paid by us on his behalf.

     Grants of Plan-Based Awards Table. The following table provides information on stock options and restricted stock granted in 2007 to each of the named executive officers. There can be no assurance that the Grant Date Fair Value of Stock and Option Awards will ever be realized.
Grants of Plan-Based Awards
for Fiscal Year-End December 31, 2007

					All Other	All Other			Grant
					Stock	Option			Date Fair
		Estimated Possible Payouts			Awards:	Awards:	Exercise or		Value of
		Under Non-Equity			Number of	Number of	Base Price	Closing	Stock and
		Incentive Plan Awards(1)			Shares of	Securities	of Option	Price on	Option
	Grant	Threshold	Target	Maximum	Stock or	Underlying	Awards	Grant Date	Award
Name	Date	($)	($)	($)	Units(2)	Options(2)	($/Sh)(3)	($/Sh)(3)	($)
Charles T. Goodson	N/A	0	400,000	600,000	—	—	—	—	N/A
	02/28/2007	—	—	—	27,165	—	—	—	320,004
	02/28/2007	—	—	—	—	69,364	11.78	11.51	481,386

Arthur M. Mixon, III	N/A	0	287,000	430,500	—	—	—	—	N/A
	02/28/2007	—	—	—	14,618	—	—	—	172,200
	02/28/2007	—	—	—	—	37,327	11.78	11.51	259,049

Daniel G. Fournerat	N/A	0	270,000	405,000	—	—	—	—	N/A
	02/28/2007	—	—	—	13,752	—	—	—	161,999
	02/28/2007	—	—	—	—	35,116	11.78	11.51	243,705

Stephen H. Green	N/A	0	225,000	337,500	—	—	—	—	N/A
	02/28/2007	—	—	—	6,494	—	—	—	76,499
	02/28/2007	—	—	—	—	16,582	11.78	11.51	115,079

Michael O. Aldridge (4)	N/A	0	272,000	408,000	—	—	—	—	N/A
	02/28/2007	—	—	—	13,854	—	—	—	163,200
	02/28/2007	—	—	—	—	35,376	11.78	11.51	245,509

(1)	The amounts shown reflect possible payouts under our Annual Cash Bonus Plan. See “– Compensation Discussion and Analysis – PetroQuest’s Compensation Program – Annual Cash Incentive Compensation” above for a description of the Annual Cash Bonus Plan.

(2)	Grants of stock awards and option awards are made pursuant to our 1998 Incentive Plan.

(3)	The exercise price of option awards is based on the fair market value of a share of our common stock on the date of grant, which, under our 1998 Incentive Plan, is the closing sales price on the immediately preceding business day of a share of common stock as reported on the NYSE.

(4)	Mr. Aldridge resigned from his officer positions effective March 5, 2008.
     Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table. See “– Employment Agreements and Potential Benefits Upon Termination or Change-in-Control” below for the material terms of our employment agreement with our named executive officers. See “– Compensation Discussion and Analysis” for an explanation of the amount of salary and bonus in proportion to total compensation. See the footnotes to the Summary Compensation Table and Grants of Plan-Based Awards Table for narrative disclosure with respect to those tables.

     Outstanding Equity Awards at Fiscal Year-End Table. The following table shows the number of shares covered by exercisable and unexercisable options and shares of restricted stock for which transfer restrictions had not yet lapsed held by our named executive officers on December 31, 2007.
Outstanding Equity Awards
at Fiscal Year-End December 31, 2007

Option Awards	Stock Awards
Number of	Number of	Number of
Securities	Securities	Shares or	Market Value
Underlying	Underlying	Units of	of Shares or
Unexercised	Unexercised	Stock That	Units of Stock
Options	Options	Option	Option	Have Not	That Have
(#)	(#)	Exercise Price	Expiration	Vested	Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($)(1)
Charles T. Goodson	27,053	54,106	(2)	11.29	08/08/2016	186,599	(3)	2,668,366
0	69,364	(4)	11.78	02/27/2017	—	—

Arthur M. Mixon, III	75,000	0	3.17	01/25/2014	134,758	(5)	1,927,039
75,000	0	3.38	05/05/2014	—	—
19,990	39,980	(6)	10.75	05/15/2016	—	—
0	37,327	(4)	11.78	02/27/2017

Daniel G. Fournerat	50,000	0	0.85	08/31/2008	126,776	(7)	1,812,896
30,000	0	3.13	11/30/2010	—	—
115,000	0	3.17	01/25/2014	—	—
45,000	0	3.38	05/05/2014	—	—
18,806	37,612	(6)	10.75	05/15/2016	—	—
0	35,116	(4)	11.78	02/27/2017

Stephen H. Green	8,333	0	3.38	05/05/2014	100,680	(8)	1,439,724
15,672	31,343	(6)	10.75	05/15/2016	—	—
0	16,582	(4)	11.78	02/27/2017

Michael O. Aldridge (9)	100,000	0	1.56	05/07/2010	127,715	(10)	1,826,324
37,500	0	3.13	11/20/2010	—	—
15,000	0	3.17	01/25/2014	—	—
45,000	0	3.38	05/05/2014	—	—
18,946	37,890	(6)	10.75	05/15/2016	—	—
0	56,836	(4)	11.78	02/27/2017	—	—

(1)	Calculated based upon the closing market price of our common stock on December 31, 2007, which was $14.30 per share.

(2)	These options will vest in two installments on August 9, 2008 and August 9, 2009.

(3)	The transfer restrictions on these shares of restricted stock will lapse as follows: 53,145 on each of August 9, 2008 and August 9, 2009; 53,144 on August 9, 2011; 6,712 on February 28, 2008; and 6,711 on each of February 28, 2009, February 28, 2010 and February 28, 2012.

(4)	These options will vest in three installments on February 28, 2008, February 28, 2009 and February 28, 2010.

(5)	The transfer restrictions on these shares of restricted stock will lapse as follows: 40,047 on May 16, 2008; 40,046 on each of May 16, 2009 and May 16, 2011; 3,655 on each of February 28, 2008 and February 28, 2009; and 3,654 on each of February 28, 2010 and February 28, 2012.

(6)	These options will vest in two installments on May 16, 2008 and May 16, 2009.

(7)	The transfer restrictions on these shares of restricted stock will lapse as follows: 37,675 on May 16, 2008; 37,674 on each of May 16, 2009 and May 16, 2011; and 3,438 on each of February 28, 2008, February 28, 2009, February 28, 2010 and February 28, 2012.

(8)	The transfer restrictions on these shares of restricted stock will lapse as follows: 31,395 on each of May 16, 2008, May 16, 2009 and May 16, 2011; 1,624 on each of February 28, 2008 and February 28, 2009; and 1,623 on each of February 28, 2010 and February 28, 2012.

(9)	Mr. Aldridge resigned from his officer positions effective March 5, 2008.

(10)	The transfer restrictions on these shares of restricted stock will lapse as follows: 37,954 on May 16, 2008; 37,953 on each of May 16, 2009 and May 16, 2011; 3,464 on each of February 28, 2008 and February 28, 2009; and 3,463 on each of February 28, 2010 and February 28, 2012.

     Option Exercises and Stock Vested Table. The table below shows the number of shares of our common stock acquired by our named executive officers during 2007 upon the exercise of options.
Option Exercises and Stock Vested
as of Fiscal Year-End December 31, 2007

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares	Realized	Shares	Realized
	Acquired on	on	Acquired on	on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)
Charles T. Goodson	246,000	2,463,835	53,144	571,298
Arthur M. Mixon, III	—	—	40,046	519,396
Daniel G. Fournerat	—	—	37,674	488,632
Stephen H. Green	8,333	87,247	31,395	407,193
Michael O. Aldridge (1)	—	—	37,953	492,250

(1)	Mr. Aldridge resigned from his officer positions effective March 5, 2008.
     Employment Agreements and Potential Benefits Upon Termination or Change-in-Control. We have employment agreements with our named executive officers Charles T. Goodson, Arthur M. Mixon, III, Daniel G. Fournerat and Stephen H. Green providing for annual base salaries of $500,000, $338,000, $325,000 and $248,000, respectively. The Board of Directors (or a committee thereof), in its discretion, may increase the base salaries based on relevant circumstances and, for each fiscal year, award an annual bonus (either pursuant to a bonus or incentive plan or program of ours or otherwise). During the term of the employment agreements, the executives are eligible to participate in all incentive, savings and retirement plans (including 401(k) plans), programs and welfare plans currently maintained or established by us for the benefit of our executive officers or employees. In addition, we are required to provide the executives with life insurance on mutually agreeable terms.
     Each of the employment agreements has a term of three years, except for Mr. Green’s, which provides for an initial term of two years, with automatic one-year renewals thereafter unless terminated. Each agreement may be terminated by the executive voluntarily, by us with or without “cause” or by the death or “disability” of the executive. The amount of compensation payable to each executive upon the occurrence of each of the foregoing events is discussed in the tables below.
     Each agreement prohibits the executive from engaging in various activities outside his employment with PetroQuest without our approval and prohibits the disclosure of confidential information. In addition, each agreement contains a non-competition agreement and non-solicitation restrictions prohibiting the executive from competing with PetroQuest or soliciting its employees, customers or acquisition prospects during his employment and for one year after termination of the agreement for cause or by the executive for any reason, subject to certain exceptions.
     We have also termination agreements with Messrs. Goodson, Mixon, Fournerat and Green providing for the payment of severance benefits upon a “change in control” and subsequent termination of the executive’s employment within two years after such “change in control” by us other than for “cause” or by the executive for “good reason.” Each of the agreements has a term of three years after January 1 of the year following the year of execution with automatic one-year renewals unless, not later than September 30 of the preceding year, we give notice of our intent not to extend any of the agreements. Even if we timely give notice, each of the agreements will automatically be extended for 24 months beyond its term if a “change in control” occurred during the term of any of the agreements. An executive is not entitled to any benefits under the agreement if the executive’s employment terminates due to the executive’s retirement at age 65, the executive’s “total and permanent disability” or the executive’s death. We are required to reimburse the executives for all fees and expenses incurred by them in disputing any notice of termination under the agreements, in seeking to enforce the agreements or in connection with any tax audit or proceeding relating to the application of excise taxes to any payment or benefit under the agreements. The amount of compensation payable to each executive under the agreements is discussed in the tables below.

     The following tables describe the potential payments upon termination or a change in control for Messrs. Goodson, Mixon, Fournerat, Green and Aldridge.
Charles T. Goodson
Chairman of the Board, Chief Executive Officer and President

			Involuntary			After a
	Voluntary	For Cause	Not for Cause	Death or		Change in
Executive Benefits and Payments	Termination	Termination	Termination	Disability	Retirement	Control
Upon Termination(1)	($)	($)	($)	($)	($)	($)
Compensation
Severance (2)	0	0	500,000	500,000	0	1,000,000
Annual Cash Incentive (3)	0	0	0	0	0	1,120,000
Long-term Equity Incentives
Stock Options (Unvested and Accelerated) (4)	0	0	0	419,086	0	419,086
Restricted Stock (Unvested and Accelerated) (5)	0	0	0	2,668,366	2,668,366	2,668,366

Benefits and Perquisites
Health and Welfare Benefits Continuation (6)	0	0	15,100	0	0	30,200
Tax Gross-up (7)	0	0	0	0	0	2,552,574

Total	0	0	515,100	3,587,452	2,668,366	7,790,226
Arthur M. Mixon, III
Executive Vice President – Exploration & Production

			Involuntary			After a
	Voluntary	For Cause	Not for Cause	Death or		Change in
Executive Benefits and Payments	Termination	Termination	Termination	Disability	Retirement	Control
Upon Termination(1)	($)	($)	($)	($)	($)	($)
Compensation
Severance (2)	0	0	338,000	338,000	0	676,000
Annual Cash Incentive (3)	0	0	0	0	0	803,600
Long-term Equity Incentives
Stock Options (Unvested and Accelerated) (4)	0	0	0	1,724,714	0	1,724,714
Restricted Stock (Unvested and Accelerated) (5)	0	0	0	1,927,029	1,927,029	1,927,029

Benefits and Perquisites
Health and Welfare Benefits Continuation (6)	0	0	15,100	0	0	30,200
Tax Gross-up (7)	0	0	0	0	0	2,593,343

Total	0	0	353,100	3,989,743	1,927,029	7,754,886
Daniel G. Fournerat
Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

			Involuntary			After a
	Voluntary	For Cause	Not for Cause	Death or		Change in
Executive Benefits and Payments	Termination	Termination	Termination	Disability	Retirement	Control
Upon Termination(1)	($)	($)	($)	($)	($)	($)
Compensation
Severance (2)	0	0	325,000	325,000	0	650,000
Annual Cash Incentive (3)	0	0	0	0	0	756,000
Long-term Equity Incentives
Stock Options (Unvested and Accelerated) (4)	0	0	0	2,845,711	0	2,845,711
Restricted Stock (Unvested and Accelerated) (5)	0	0	0	1,812,896	1,812,896	1,812,896

Benefits and Perquisites
Health and Welfare Benefits Continuation (6)	0	0	10,870	0	0	21,790
Tax Gross-up (7)	0	0	0	0	0	3,086,819

Total	0	0	335,870	4,983,607	1,812,896	9,173,216
Stephen H. Green
Senior Vice President – Exploration

			Involuntary			After a
	Voluntary	For Cause	Not for Cause	Death or		Change in
Executive Benefits and Payments	Termination	Termination	Termination	Disability	Retirement	Control
Upon Termination(1)	($)	($)	($)	($)	($)	($)
Compensation
Severance (2)	0	0	248,000	248,000	0	496,000
Annual Cash Incentive (3)	0	0	0	0	0	585,000
Long-term Equity Incentives
Stock Options (Unvested and Accelerated) (4)	0	0	0	146,632	0	146,632
Restricted Stock (Unvested and Accelerated) (5)	0	0	0	1,439,724	1,439,724	1,439,724

Benefits and Perquisites
Health and Welfare Benefits Continuation (6)	0	0	15,100	0	0	30,200
Tax Gross-up (7)	0	0	0	0	0	1,290,388

Total	0	0	263,100	1,834,356	1,439,724	3,987,944

Michael O. Aldridge
Former Executive Vice President, Chief Financial Officer and Treasurer (8)

			Involuntary			After a
	Voluntary	For Cause	Not for Cause	Death or		Change in
Executive Benefits and Payments	Termination	Termination	Termination	Disability	Retirement	Control
Upon Termination(1)	($)	($)	($)	($)	($)	($)
Compensation
Severance (2)	0	0	272,000	272,000	0	544,000
Annual Cash Incentive (3)	0	0	0	0	0	761,600
Long-term Equity Incentives
Stock Options (Unvested and Accelerated) (4)	0	0	0	2,418,483	0	2,418,483
Restricted Stock (Unvested and Accelerated) (5)	0	0	0	1,826,324	1,826,324	1,826,324

Benefits and Perquisites
Health and Welfare Benefits Continuation (6)	0	0	15,100	0	0	30,200
Tax Gross-up (7)	0	0	0	0	0	2,817,317

Total	0	0	287,100	4,516,807	1,826,324	8,397,924

(1)	For purposes of this analysis, we assumed that the effective date of termination is December 31, 2007, the price per share of our common stock on the date of termination is $14.30 per share and that the executive’s compensation is as follows: Mr. Goodson’s base salary is equal to $400,000 and short-term incentive target opportunity is equal to 100% of base salary; Mr. Mixon’s base salary is equal to $287,000 and short-term incentive target opportunity is equal to 100% of base salary; Mr. Fournerat’s base salary is equal to $270,000 and short-term incentive target opportunity is equal to 100% of base salary; Mr. Green’s base salary is equal to $225,000 and short-term incentive target opportunity is equal to 100% of base salary; and Mr. Aldridge’s base salary is equal to $272,000 and short-term incentive target opportunity is equal to 100% of base salary.

(2)	Under “Involuntary Not for Cause Termination” and “Death or Disability,” severance is calculated as 1x base salary and is payable in equal semi-monthly installments for 12 months following the date of termination. Under “After a Change in Control,” severance is calculated as 2x base salary and is payable in a lump sum not later than the fifth day following the date of termination.

(3)	Under “After a Change in Control,” short-term incentive is calculated as 2x the executive’s most recent annual bonus, which amount is payable in a lump sum not later than the fifth day following the date of termination, plus the executive’s target bonus under the Annual Cash Bonus Plan pro rated for the plan year in which the “change in control” occurs, which amount is payable as soon as administratively feasible but in no event later than 2 1/2 months after the “change in control” occurs. See “– Compensation Discussion and Analysis – PetroQuest’s Compensation Program – Annual Cash Incentive Compensation” above for a description of the Annual Cash Bonus Plan.

(4)	Pursuant to the terms of our 1998 Incentive Plan and incentive agreements thereunder, under “Death or Disability” or “After a Change in Control,” the vesting of all outstanding stock options will be accelerated and all stock options shall be 100% vested on the date of termination of employment or the date immediately preceding a “change in control.”

(5)	Pursuant to the terms of our 1998 Incentive Plan and incentive agreements thereunder, under “Death or Disability,” “Retirement” or “After a Change in Control,” all restrictions and conditions on shares of restricted stock will be deemed satisfied and will be fully vested on the date of termination of employment or the date immediately preceding a “change in control.”

(6)	Health and Welfare Benefits Continuation is calculated as 12 months under “Involuntary Not for Cause Termination” and as 24 months under “After a Change in Control.” Benefits payable under “After a Change in Control” will be reduced to the extent substantially similar benefits are actually received by or made available to the executive by any other employer during the 24-month period at a cost to the executive that is commensurate with the cost incurred by the executive immediately prior to the executive’s date of termination, subject to certain conditions. Amounts are based on COBRA rate.

(7)	In the event that the executive becomes entitled to the severance benefits under the termination agreement or any other agreement, plan, instrument or obligation, in whatever form, of ours, including by reason of the accelerated vesting of stock options or restricted stock hereunder or thereunder, and in the event that any of such benefits will be subject to an excise tax, we will pay to the executive an additional amount such that the net amount retained by the executive, after deduction of any excise tax on such benefits and any federal, state and local income tax, excise tax and FICA and Medicare withholding taxes upon such additional amount will be equal to the such benefits, subject to certain conditions.

(8)	Mr. Aldridge resigned from his officer positions effective March 5, 2008.

Securities Authorized For Issuance Under Equity Compensation Plans
     The following table sets forth information regarding our equity compensation plans as of December 31, 2007:
Equity Compensation Plan Information

			Number of securities
			remaining available for
	Number of securities	Weighted-average	future issuance under
	to be issued upon	exercise price of	equity compensation
	exercise of	outstanding	plans (excluding
	outstanding options,	options, warrants	securities reflected in
Plan category	warrants and rights(1)	and rights	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,580,701	$6.65	922,993

Equity compensation plans not approved by security holders	0	0	0

Total	2,580,701	$6.65	922,993

(1)	Includes only options outstanding under our 1998 Incentive Plan. The total number of shares of common stock available for issuance under the 1998 Incentive Plan was equal to the greater of (i) 15% of the number of issued and outstanding shares of our common stock as of the first day of our then-current fiscal quarter or (ii) 7,000,000.
Certain Relationships and Related Transactions
     Policies and Procedures with Respect to Related Party Transactions. The charter of the Audit Committee requires that the Audit Committee review and approve all insider and affiliated party transactions.
     Working Interest and Overriding Royalty Interest Owners. Charles T. Goodson, Stephen H. Green and Mark K. Stover, or their affiliates, are working interest owners and overriding royalty interest owners, and E. Wayne Nordberg is a working interest owner in certain properties operated by us or in which we also hold a working interest. As working interest owners, they are required to pay their proportionate share of all costs and are entitled to receive their proportionate share of revenues in the normal course of business. As overriding royalty interest owners, they are entitled to receive their proportionate share of revenues in the normal course of business.
     During the year ended December 31, 2007, in their capacities as working interest owners or overriding royalty interest owners, revenues, net of costs were disbursed to Messrs. Goodson, Green and Stover, or their affiliates, in the amounts of $2,519,300, $1,267,100 and $62,200, respectively, and with respect to the working interests of Mr. Nordberg, revenues exceeded costs by $3,700. With respect to Mr. Goodson, gross revenues attributable to interests, properties or participation rights held by him prior to joining us as an officer and director on September 1, 1998 represent substantially all of the gross revenue received by him in 2007.
     Periodically, we charter private aircraft for business purposes. During 2007, we paid approximately $170,000 to a third party operator in connection with our use of flight hours owned by Mr. Goodson through a fractional ownership arrangement with the third party operator. This amount represents the cost of the hours purchased by Mr. Goodson and totals approximately 50% of our cost of chartering private aircraft during 2007. We do not have an agreement or obligation to utilize this or any other aircraft arrangement.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2007, our officers, directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports, except that the following individuals failed to file timely reports for such fiscal year: Arthur M. Mixon, III was late in filing a Form 4 disclosing three transactions; and each of Michael L. Finch, W. J. Gordon, III, Charles F. Mitchell, II, M.D., E. Wayne Nordberg and William W. Rucks, IV was late in filing a Form 4 disclosing one transaction.
Other Matters
     The Annual Report to Stockholders on Form 10-K covering the fiscal year ended December 31, 2007 has been mailed to each stockholder entitled to vote at the annual meeting. Investors may request our Form 10-K, Form 10-Qs and other information by calling (337) 232-7028 or writing to the address below:
PetroQuest Energy, Inc.
Corporate Communications
400 E. Kaliste Saloom Road, Suite 6000
Lafayette, Louisiana 70508
     The persons designated to vote shares covered by our Board of Directors’ proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the meeting.
Deadline for Receipt of Stockholder Proposals
     If you want us to consider including a proposal in our Proxy Statement for our 2009 Annual Meeting of Stockholders you must deliver a copy of your proposal to PetroQuest’s Secretary at our principal executive offices at 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508 no later than December 12, 2008.
     If you intend to present a proposal at our 2009 Annual Meeting of Stockholders, including director nominations, but you do not intend to have it included in our 2009 Proxy Statement, you must deliver a copy of your proposal to PetroQuest’s Secretary at our principal executive offices listed above no later than March 15, 2009 and no earlier than January 14, 2009, and it must contain certain information specified in our Bylaws. If the date of PetroQuest’s 2009 Annual Meeting of Stockholders is more than 30 calendar days before or after the one-year anniversary date of our 2008 Annual Meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to the stockholders or the date on which it is first disclosed to the public. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as our Board of Directors may recommend.
Sincerely,
Daniel G. Fournerat
Executive Vice President, General Counsel,
Chief Administrative Officer and Secretary
April 11, 2008

APPENDIX A
PETROQUEST ENERGY, INC.
1998 INCENTIVE PLAN
SECTION 1
GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS
1.1 Purpose
     The purpose of the Plan is to foster and promote the long-term financial success of PetroQuest Energy, Inc. (the “Company”) and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.
     The Plan provides for payment of various forms of incentive compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
     The Plan was originally effective on August 21, 1998 and amended and restated on December 1, 2000 and on March 16, 2006. Subject to approval by the Company’s stockholders pursuant to Section 7.1, the Plan will be amended and restated effective as of May 14, 2008 (the “Effective Date”), provided that with respect to Incentive Awards outstanding prior to the Effective Date such an award shall not be amended by any term herein if such term would cause such award to be deferred compensation, a new grant under or otherwise violate Code Section 409A or would modify an Incentive Award under Code Section 424 resulting in a new grant, as determined by the Committee. The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.
1.2 Definitions
 The following terms shall have the meanings set forth below:
     (a) Appreciation. The difference between the option exercise price per share of the Nonstatutory Stock Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.
     (b) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company.  No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.
     (c) Board. The Board of Directors of the Company.
     (d) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier

APPENDIX A
thereof; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.
     (e) CEO. The Chief Executive Officer of the Company.
     (f) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.
     (g) Committee. A committee appointed by the Board consisting of at least one member as appointed by the Board to administer the Plan. However, if the Company becomes a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who (i) fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act and who is certified by the Board as an independent director and (ii) fulfill the “outside director” requirements of Section 162(m) of the Code. In either case, the Committee may be the compensation committee of the Board, or any subcommittee of the compensation committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.
     The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise.  The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.
     Notwithstanding the preceding paragraphs of this Section 1.2(h), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.
     (h) Common Stock. The common stock of the Company, $.001 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.
     (i) Company. PetroQuest Energy, Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.
     (j) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.
     (k) Change in Control. Any of the events described in and subject to Section 6.7.
     (l) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation § 1.162-27(c) (or its successor), during any such period that the Company is a Publicly Held Corporation.

APPENDIX A
     (m) Deferred Stock. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to Section 5 at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.
     (n) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.
     (o) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.
     (p) Employment. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.
     Unless otherwise provided in the Incentive Agreement, the term “Employment” for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director. Notwithstanding the foregoing, with respect to an Incentive Award that is deferred compensation subject to Code Section 409A a termination of Employment shall be determined by the Committee under the “separation from service” requirements under Code Section 409A.
     (q) Exchange Act. The Securities Exchange Act of 1934, as amended.
     (r) Fair Market Value. If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith, and to the extent any Incentive Award is intended to be exempt from Code Section 409A, consistent with Code Section 409A as it shall determine. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.
     If the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) the closing sales price for a Share on the date of grant as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System, or (iv) any other method permitted by Code Section 409A as determined by the Committee in its discretion and consistently applied.

APPENDIX A
If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.
     (s) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.
     (t) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.
     (u) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.
     (v) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1(a).
     (w) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.
     (x) Independent SAR. A Stock Appreciation Right described in Section 2.5.
     (y) Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
     (z) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.
     (aa) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.
     (bb) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock and payable in Common Stock, cash or other consideration.
     (cc) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary within the meaning of 16b-3 under the Exchange Act.
     (dd) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Section 424(e) of the Code.
     (ee) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code § 162(m) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.
     (ff) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of any Performance Unit, Performance Share or Other Stock-Based Award.
     (gg) Performance Share or Performance Unit. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of

APPENDIX A
a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.
     (hh) Plan. PetroQuest Energy, Inc. 1998 Incentive Plan, as amended and restated effective May 14, 2008, as set forth herein and as it may be further amended from time to time.
     (ii) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.
     (jj) Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.
     (kk) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.
     (ll) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.
     (mm) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.
     (nn) Share. A share of the Common Stock of the Company.
     (oo) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 6.5.
     (pp) Spread. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.
     (qq) Stock Appreciation Right or SAR. A Tandem SAR described in Section 2.4 or an Independent SAR described in Section 2.5.
     (rr) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.
     (ss) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.
     (tt) Supplemental Payment. Any amount, as described in Sections 2.7, 3.4 and/or 4.2, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.
     (uu) Tandem SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to Section 2.4, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR shall similarly be canceled).
1.3 Plan Administration
     (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and

APPENDIX A
conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or Incentive Agreement. The determination of the Committee shall be final and binding on all persons.
     (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.
     (c) Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.
     (d) Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.
     (e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii), if the Company is a Publicly Held Corporation, take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.
     (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.
     (g) Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.
     (h) Indemnification. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense

APPENDIX A
that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan (including such indemnification for a person’s own, sole, concurrent or joint negligence or strict liability), except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
1.4 Shares of Common Stock Available for Incentive Awards
     Subject to adjustment under Section 6.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) a number of Shares of Common Stock which shall equal, from time to time, the greater of (i) fifteen percent (15%) of the number of issued and outstanding Shares as of the first day of the then-current fiscal quarter of the Company, or (ii) eight million (8,000,000) Shares. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, shall be adjusted as provided in Section 1.5 and shall again immediately become available for Incentive Awards hereunder; provided, however, the aggregate number of Shares which may be issued upon exercise of ISOs shall in no event exceed eight million (8,000,000) Shares (subject to adjustment pursuant to Section 6.5). The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.
     During any period that the Company is a Publicly Held Corporation, the following rules shall apply to grants of Incentive Awards:
     (a) Subject to adjustment as provided in Section 6.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted in any calendar year pursuant to any Incentive Award held by any individual Employee shall be eight million (8,000,000) Shares.
     (b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any individual Employee shall be twenty million dollars ($20,000,000).
     (c) With respect to any Stock Option or Stock Appreciation Right granted to an Employee that is canceled or repriced, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Employee to the extent required by and in accordance with Section 162(m) of the Code.
     (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.
1.5 Share Pool Adjustments for Awards and Payouts.
     The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
     (a) Stock Option;
     (b) SAR (except a Tandem SAR);

APPENDIX A
     (c) Restricted Stock;
     (d) A payout of a Performance Share in Shares;
     (e) A payout of a Performance Unit in Shares; and
     (f) A payout of an Other Stock-Based Award in Shares.
     The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
     (a) A Payout of a SAR, Tandem SAR, Restricted Stock Award, or Other Stock-Based Award in the form of cash;
     (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award;
     (c) Payment of an Option Price with previously acquired Shares; provided, however, that the Share Pool shall not be increased by the number of Shares withheld (which would otherwise be acquired on the exercise) as payment of the Option Price or for tax withholding; and
     (d) Payment or the withholding of Shares for taxes or the purchase price for Shares under a Restricted Stock Award.
1.6 Common Stock Available.
     The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.
1.7 Participation
     a. Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time. With respect to Nonstatutory Stock Options or SARs intended to be excluded from the requirements of Code Section 409A, Incentive Awards of Nonstatutory Stock Options or SARs may only be made to Grantees if the Incentive Award would be for “service recipient stock” within the meaning of Code Section 409A, as determined by the Committee.
           b. Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

APPENDIX A
1.8 Types of Incentive Awards
     The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock and Supplemental Payments as described in Section 3, Performance Units, Performance Shares and Supplemental Payments as described in Section 4, Other Stock-Based Awards and Supplemental Payments as described in Section 5, or any combination of the foregoing.
1.9 Other Compensation Programs
     The existence and terms of the Plan shall not limit the authority of the Board or Company or any Company affiliate in compensating directors, Outside Directors, Employees or Consultants of the Company, in such other forms and amounts, including compensation pursuant to any other plans or programs (including but not limited to bonus programs) as may be currently in effect or adopted in the future, as it may determine from time to time.
1.10 Repricing Prohibited
     Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Incentive Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other Incentive Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.
SECTION 2
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
2.1 Grant of Stock Options
     The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.
2.2 Stock Option Terms
     (a) Written Agreement. Each grant of an Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, need not be uniform among all Stock Options issued pursuant to the Plan.
     (b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.
     (c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted (110% in the case of an Incentive Stock Option for 10% or greater shareholders pursuant to Section 1.7(b)). Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).
     (d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant for ISO or SAR grants; five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

APPENDIX A
     (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.
     (f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.
2.3 Stock Option Exercises
     (a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
     The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes. In no event will the Committee allow the Option Price to be paid with a form of consideration, including, but not limited to, a loan to an Employee, if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee in its discretion.
     The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. A “cashless exercise” of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon

APPENDIX A
exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation).
     The Committee, in its discretion, may also allow an Option to be exercised by a broker-dealer acting on behalf of the Grantee if (i) the broker-dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).
     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.
     Subject to Section 6.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).
     (b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders’ agreement, buy/sell agreement, stockholders’ agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.
     Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.
     (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.
     (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.
2.4 Stock Appreciation Rights in Tandem with Nonstatutory Stock Options
     (a) Grant. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option.

APPENDIX A
A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a “Tandem SAR.”
     (b) General Provisions. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.
     (c) Exercise. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Grantee, to the extent of any Appreciation.
     (d) Settlement. Upon exercise of a Tandem SAR, the holder shall receive, for each Share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement (or in the discretion of the Committee if not so specified). The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. The number of Shares of Common Stock which shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date.
2.5 Stock Appreciation Rights Independent of Nonstatutory Stock Options
     (a) Grant. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options (“Independent SARs”).
     (b) General Provisions. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.
     (c) Exercise. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.
     (d) Settlement. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, in the discretion of the Committee or as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. The number of Shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.
2.6 Reload Options
     At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement, replacement Stock Options under the Plan that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay for all or a portion of the Option Price upon exercise of his Stock Options. The terms and conditions of such replacement Stock Options shall be set forth in the Incentive Agreement.

APPENDIX A
2.7 Supplemental Payment on Exercise of Nonstatutory Stock Options or Stock Appreciation Rights
     The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.
SECTION 3
RESTRICTED STOCK
3.1 Award of Restricted Stock
     (a) Grant. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.
     (b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.
     As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.
     Shares awarded pursuant to a grant of Restricted Stock may be evidenced in a manner as the Committee shall deem appropriate, including without limitation book entry, Shares issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates), or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired or the Committee may provide for the transfer of the Shares of the Restricted Stock to a transfer agent on behalf of the Grantee pursuant to terms as determined by the Committee to maintain the restricted status of the Shares until vested. If the Company issues a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares, the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such

APPENDIX A
Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:
The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the PetroQuest Energy, Inc. 1998 Incentive Plan (as amended and restated effective May 14, 2008) and an Incentive Agreement entered into between the registered owner of such shares and PetroQuest Energy, Inc. A copy of the Plan and Incentive Agreement are on file in the corporate offices of PetroQuest Energy, Inc.
Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.
3.2 Restrictions
     (a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.
     (b) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.
3.3 Lapse of Restrictions
     Upon the lapse of the forfeiture restrictions as set forth in the Incentive Agreement, the unrestricted Shares shall be evidenced in such manner as determined by the Committee and shall be issued to the Grantee promptly after the restrictions have lapsed in a manner as determined by the Committee in its sole discretion.
3.4 Supplemental Payment on Vesting of Restricted Stock
     The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.
SECTION 4
PERFORMANCE UNITS AND PERFORMANCE SHARES
4.1 Performance Based Awards
     (a) Grant. The Committee is authorized to grant Performance Units and Performance Shares to selected Grantees who are Employees, Outside Directors or Consultants. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants

APPENDIX A
of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.
     (b) Performance Criteria. The Committee may establish performance goals applicable to Performance Shares or Performance Units based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company’s business shall relate to the achievement of financial and operating objectives of the segment for which the Grantee is accountable. Examples of performance criteria shall include one or more of the following pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense, maintenance expenses or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein; stock price performance, sales, costs, production volumes, or reserves added. Individual performance criteria shall relate to a Grantee’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance criteria may differ among Grantees. The performance criteria need not be based on an increase or positive result and may include for example, maintaining the status quo or limiting economic loss.
     At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or non-financial performance objectives that the Committee believes are relevant to the Company’s business objectives; (ii) determine the value of a Performance Unit or the number of Shares under a Performance Share grant relative to performance objectives; and (iii) notify each Grantee in writing of the established performance objectives and, if applicable, the minimum, target, and maximum value of Performance Units or Performance Shares for such Performance Period.
     (c) Modification. If an Incentive Award is intended to meet the Performance Based Exception, the performance criteria shall preclude discretion to increase the amount of compensation payable upon attainment of the goal or other modification of the criteria except as permitted under Code Section 162(m).
     (d) Payment. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee’s Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share may be based on the degree to which actual performance exceeded the preestablished minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period.
     (e) Special Rule for Covered Employees. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance criteria as described in Section 4.1 applicable to Performance Shares or Performance Units awarded to Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Unit or Performance Share granted to an Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation § l.162-27(e)(2) (or its successor). As soon as practicable following the Company’s determination of the Company’s financial results for any Performance Period, the Committee shall certify in writing: (i) whether the

APPENDIX A
Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance Awards, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.
4.2 Supplemental Payment on Vesting of Performance Units or Performance Shares
     The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.
SECTION 5
OTHER STOCK-BASED AWARDS
5.1 Grant of Other Stock-Based Awards
     Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.
5.2 Other Stock-Based Award Terms
     (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.
     (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law). To the extent that the Company is a Publicly Held Corporation and that a stock appreciation right is intended to qualify for the Performance-Based Exception or to the extent it is intended to be exempt from Code Section 409A, the exercise price per share of Common Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Common Stock on the date of the grant of the stock appreciation right.
     (c) Performance Criteria and Other Terms. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.  The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 4.2.

APPENDIX A
     (d) Payment. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.
     (e) Dividends. The Grantee of an Other Stock-Based Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, only if so determined by the Committee and set forth in a separate Incentive Agreement. The Committee may also provide in such Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.
SECTION 6
PROVISIONS RELATING TO PLAN PARTICIPATION
6.1 Plan Conditions
     (a) Incentive Agreement. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.
     (b) No Right to Employment. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.
     (c) Securities Requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.
     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

APPENDIX A
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
6.2 Transferability
     Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code, “QDRO”; provided, however, that Incentive Stock Options may be transferred pursuant to QDRO only if the Incentive Agreement expressly permits such transfer and provided further, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.2, and (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.
     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.
     The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.2 shall be void and ineffective. All determinations under this Section 6.2 shall be made by the Committee in its discretion.
6.3 Rights as a Stockholder
     (a) No Stockholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.
     (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

APPENDIX A
6.4 Listing and Registration of Shares of Common Stock
     The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration statement or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
6.5 Change in Stock and Adjustments
     (a) Changes in Law or Circumstances. Subject to Section 6.7 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code or with respect to any Incentive Award to the extent it does not result in deferred compensation under Code Section 409A unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.
     (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.
     (c) Recapitalization of the Company. Subject to Section 6.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c). Notwithstanding the foregoing adjustments pursuant to this paragraph shall be made only if permitted and in accordance with Code Sections 424 and 409A to the extent applicable to an Incentive Award unless otherwise consented to in writing by the Grantee.

APPENDIX A
     (d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.5 and subject to Section 6.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.
     (e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining the treatment as a Stock Option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.
     (f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), or (iv) if so determined by the Committee, any other “corporate transaction” as defined in Code Sections 424 or Code Section 409A. The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.
     Notwithstanding the previous paragraph of this Section 6.5(f), but subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, in its discretion, shall have the right and power to:
     (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions

APPENDIX A
hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or
     (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or
     (iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.
The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).
6.6 Termination of Employment, Death, Disability and Retirement
     (a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment (three (3) months for Incentive Stock Options).
     (b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.
     (c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the termination of Employment due to the Retirement of any Employee who is a Grantee:
     (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and
     (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.
     (d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death:
     (i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and
     (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.

APPENDIX A
     In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this subsection (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.
     (e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.
6.7	Change in Control
     Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:
     (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;
     (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and
     (c) all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.
     For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:
     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in clauses (i) and (ii) Section 6.7(c) (below) are satisfied;
     (b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual

APPENDIX A
whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
     (c) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;
     (d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company;
     (e) The adoption of any plan or proposal for the liquidation or dissolution of the Company; or
     (f) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.
     Notwithstanding the occurrence of any of the foregoing events set out in this Section 6.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.
6.8	Financing
     To the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.
SECTION 7
GENERAL
7.1	Effective Date and Grant Period
     This Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the stockholders of the Company within twelve (12) months from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained within the permissible time frame then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. No Incentive Award may be granted under the Plan after ten (10) years from the Effective Date.

APPENDIX A
7.2	Funding and Liability of Company
     No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.
7.3	Withholding Taxes
     (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.
     (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.
     (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.
     (d) Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.
7.4	No Guarantee of Tax Consequences
     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.
7.5	Designation of Beneficiary by Grantee
     Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in

APPENDIX A
a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.
7.6	Deferrals
     The Committee may permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent required for tax deferral of compensation under the Code.
7.7	Amendment and Termination
     The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 6.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) extend the term of the Plan, or, if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.
     No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.
     In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.
7.8	Requirements of Law
     (a) Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Committee may in its discretion refuse to issue or transfer any Shares or other consideration under an Incentive Award if it determines that the issuance or transfer of such Shares or other consideration might violate applicable laws including, but not limited to, compliance with black out periods required pursuant to applicable law or Company policies. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
     (b) Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to

APPENDIX A
such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this subsection 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this subsection 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, chief executive officer, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.
7.9	Rule 16b-3 Securities Law Compliance for Insiders
     If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.
7.10	Compliance with Code Section 162(m) for Publicly Held Corporation
     If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Nonstatutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.
7.11	Successors to Company
     All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
7.12	Miscellaneous Provisions
     (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.
     (b) The expenses of the Plan shall be borne by the Company.
     (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.
     (d) No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

APPENDIX A
7.13	Severability
     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.
7.14	Gender, Tense and Headings
     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.
7.15	Governing Law
     The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.
7.16	Code Section 409A
     To the extent that any Incentive Award is deferred compensation subject to Code Section 409A, as determined by the Committee, the Incentive Agreement shall comply with the requirements of Code Section 409A in a manner as determined by the Committee in its sole discretion including, but not limited to, using the more restrictive definition of Change in Control as provided in Code Section 409A to the extent that it is more restrictive than as defined in the Plan, using the more restrictive definition of Disability or disabled as provided in Code Section 409A and specifying a time and form of payment schedule. In addition if any Incentive Award constitutes deferred compensation under Section 409A of the Code (a “Section 409A Plan”), then the Incentive Award shall be subject to the following requirements, if and to the extent required to comply with Code Section 409A, and as determined by the Committee and specified in the Incentive Agreement:
     (a) Payments under the Section 409A Plan may not be made earlier than (i) the Grantee’s separation from service, (ii) the date the Grantee becomes disabled, (iii) the Grantee’s death, (iv) a specified time (or pursuant to a fixed schedule) specified in the Incentive Agreement at the date of the deferral of such compensation, (v) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (vi) the occurrence of an unforeseeable emergency;
     (b) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;
     (c) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and
     (d) In the case of any Grantee who is specified employee, a distribution on account of a separation from service may not be made before the date which is six months after the date of the Grantee’s separation from service (or, if earlier, the date of the Grantee’s death).
For purposes of the foregoing, the terms “separation from service” and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Incentive Award as determined by the Committee.

APPENDIX A
     If an Incentive Award is subject to Code Section 409A, as determined by the Committee, the Committee may amend any Incentive Award to comply with Code Section 409A without a Grantee’s consent even if such amendment would have an adverse affect on a Grantee’s Incentive Award. With respect to an Incentive Award that is subject to Code Section 409A, the Board may amend the Plan as it deems necessary to comply with Section 409A and no Grantee consent shall be required even if such an amendment would have an adverse effect on a Grantee’s Incentive Award.

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PETROQUEST ENERGY, INC.
THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
ANNUAL MEETING ON MAY 14, 2008
      The undersigned stockholder of PetroQuest Energy, Inc. (the “Company”) hereby appoints Charles T. Goodson, W. Todd Zehnder and Daniel G. Fournerat, or either of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the City Club at River Ranch, located at 221 Elysian Fields Dr., Lafayette, Louisiana 70508, on Wednesday, May 14, 2008, at 9:00 a.m., Lafayette time, and at any adjournments of said meeting, all of the shares of the Company’s common stock in the name of the undersigned or which the undersigned may be entitled to vote.
(This Proxy must be dated and signed on the reverse side.)
14475
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ANNUAL MEETING OF STOCKHOLDERS OF
May 14, 2008
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
¯   Please detach along perforated line and mail in the envelope provided.  ¯
■     20630330000000000000  7                                                                       051408

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. Election of Directors:					2.	Vote to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000.	☐	☐	☐

		NOMINEES:
☐	FOR ALL NOMINEES	¦	Charles T. Goodson
		¦	William W. Rucks, IV
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¦ ¦ ¦	E. Wayne Nordberg Michael L. Finch W.J. Gordon, III		3.	Vote to adopt the amended and restated 1998 Incentive Plan.	☐	☐	☐
☐	FOR ALL EXCEPT (See Instructions below)	¦	Charles F. Mitchell, II, M.D.		4.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.	☐	☐	☐

					5.	In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of the nominees above, FOR the amendment to our Certificate of Incorporation, FOR the amended and restated 1998 Incentive Plan, FOR the ratification of Ernst & Young LLP and in accordance with the discretion of the persons designated above with respect to any other business properly before the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●					The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith.

					PLEASE MARK, SIGN, DATE AND RETURN IN THE ENVELOPE ENCLOSED.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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